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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Irwin Finacial Corporation

(Name of Registrant as Specified In Its Charter)

Irwin Finacial Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Irwin Financial Corporation   500 Washington Street, Columbus, Indiana 47201

                                         March 19, 2004

Notice of Annual Meeting of Shareholders

To the Shareholders:	The Annual Meeting of Shareholders of Irwin Financial Corporation will be held at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike, Columbus, Indiana, on Thursday, April 8, 2004, at 4:00 p.m., Columbus time, for the following purposes:

1. to elect three Directors to serve on the Board until our 2007 annual meeting;

2. to approve amendments to the Irwin Financial Corporation 2001 Stock Plan;

3. to approve an amendment to the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan;

4. to approve the Irwin Financial Corporation Short Term Incentive Program;

5. to hear such reports as may be presented; and

6. to transact such other business as may properly come before the meeting or any adjournment thereof.

Registration of shareholders will start at 3:15 p.m. and the meeting will start at 4:00 p.m. Following the meeting, refreshments will be served.

I encourage you to date, sign, and mail the enclosed proxy in the postpaid envelope that is provided. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

Enclosed with this notice are our Annual Report to Shareholders for 2003, our Annual Report on Form 10-K and our Proxy Statement.

Matt Souza, Secretary

Proxy Statement of Irwin Financial Corporation

For Annual Meeting of Shareholders to be held April 8, 2004

General Information

We are providing this proxy statement and the accompanying form of proxy in connection with the solicitation by our Board of Directors of proxies to be used at our Annual Meeting of Shareholders on Thursday, April 8, 2004, at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike, Columbus, Indiana, at 4:00 p.m., Columbus time, or any adjournment thereof.

We will bear the costs of the solicitation of proxies in the accompanying form. The solicitation of proxies will be limited to the use of the mails.

A shareholder who signs and returns a proxy in such form will have the power to revoke it at any time before it is exercised by giving notice of revocation to our Secretary. All shares represented by the accompanying proxy, if the proxy is executed and returned, will be voted as directed by the shareholder. If a shareholder executes and returns a proxy, but makes no direction as to such shareholder’s vote, then the shares will be voted on each matter to come before the meeting in accordance with the recommendation of the Board of Directors.

Our main offices are located at 500 Washington Street, Columbus, Indiana 47201.

This proxy statement will be mailed to shareholders on or about March 19, 2004.

1.

Voting Securities and Principal Holders

Only shareholders of record at the close of business on February 19, 2004, will be entitled to vote. On February 19, 2004, there were 28,250,371 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter to be voted on at the meeting.

The following information is given as of February 19, 2004, for persons known by management to beneficially own more than 5% of our common shares. All of the shares listed are beneficially owned through voting and investment power held solely by the reported owner, except as otherwise indicated.

	Amount and Nature
Name and Address	of Beneficial		Percentage of
of Beneficial Owner	Ownership		Ownership

IFC Trust Under Trust Agreement dated 6/29/90, Clementine M. Tangeman, Donor, Irwin Miller, Trustee 301 Washington Street Columbus, Indiana	5,160,592	(1)	18.27%

Irwin Miller 301 Washington Street Columbus, Indiana	5,308,573	(1,2)	18.79%

William I. Miller 500 Washington Street Columbus, Indiana	10,960,340	(1,3)	38.76%

(1)	Certain shares owned by the IFC Trust (5,160,592 shares, which were donated to the Trust by the Estate of Mrs. Clementine Tangeman) and Mr. Irwin Miller (5,160,544 shares) are subject to an irrevocable proxy held by Mr. William I. Miller to vote such shares. Mr. William I. Miller holds a right to acquire these same 10,321,136 shares, pursuant to options purchased by Mr. Miller from Mrs. Clementine Tangeman and Mr. Irwin Miller, within 60 days of February 19, 2004, but subject to certain contingencies.

(2)	Includes 132,535 shares owned by Mr. Irwin Miller’s wife, Xenia S. Miller, as to which Mr. Irwin Miller holds no voting or investment power and for which Mr. Miller expressly disclaims any beneficial interest; and 15,494 shares as to which Mr. Miller holds voting and investment power.

(3)	See Footnote 1 above. Includes 78,117 shares as to which Mr. William I. Miller holds voting and investment power; 22,812 shares for which Mr. William I. Miller is the custodian of on behalf of his children and for which Mr. William I. Miller expressly disclaims any beneficial interest; 14,625 shares that are held in the 1998 William I. Miller Annual Exclusion Trust, Lynne M. Maguire, Trustee, for which Mr. William I. Miller expressly disclaims any beneficial interest; and 523,650 shares that Mr. William I. Miller has the right to acquire within 60 days of February 19, 2004 through the exercise of stock options.

2.

Security Ownership of Management

Except as noted below, the following information about the ownership of our common shares is given as of February 19, 2004 for our director nominees, directors and certain executive officers, individually, and all our director nominees, directors and executive officers as a group.

			Right to Acquire		Percent of
	Number of Shares	Irrevocable	within 60 days of	Restricted	Outstanding
Name	Beneficially Owned(7)	Voting Proxy	February 19, 2004	Stock	Shares

Claude E. Davis (4)	7,807		62,036		*
Sally A. Dean (2,3)	17,437		13,663	7,457	*
Gregory F. Ehlinger(4)	5,262		66,550		*
David W. Goodrich(3)	15,356		825		*
Robert H. Griffith(4)	5,785		20,470		*
John T. Hackett (3)	35,398		9,600	2,242	*
R. David Hoover (5)	2,158 (6)		100 (6)	1,658 (6)	*
William H. Kling(2,3)	18,833		5,050	10,288	*
Brenda J Lauderback(3)	5,395		16,063	3,107	*
John C. McGinty, Jr. (3)	18,464		11,135	6,100	*
William I. Miller(3,4)	115,554	10,321,136 (1)	523,650		38.76%
Lance R. Odden (2,3)	18,689		111,135	2,311	*
Theodore M. Solso(3)	41,375		825	5,106	*
Thomas D. Washburn(4)	38,012		102,415		*
Directors and
Executive Officers as a Group (21 persons)	392,093	10,321,136	1,037,493	38,269	41.56%

*	Less than 1%

(1)	See Footnote 1 to the table under “Voting Securities and Principal Holders.”

(2)	Director nominee

(3)	Director

(4)	Executive Officer

(5)	Mr. Hoover was appointed as a director by the Board of Directors on February 20, 2004 to fill the remainder of the term of John Nash, who retired on April 30, 2003.

(6)	Represents shares owned by Mr. Hoover as of February 24, 2004 and stock option grant on February 20, 2004.

(7)	Includes shares for which directors hold sole voting power but no investment power under our 1999 Outside Director Restricted Stock Compensation Plan (see Restricted Stock column).

We believe stock ownership by directors helps align their interests with those of our shareholders. The Governance Committee of the Board of Directors has approved guidelines for director ownership of Irwin Financial Corporation common stock. The guidelines include: direct ownership of our stock (excluding stock options) equal in value to at least five times the non-stock-option portion of the director annual retainer fee (or $125,000, based on the current non-stock- option retainer fee portion of $25,000); attainment of the minimum level of ownership within five years of adoption of the guidelines (for current directors) or five years after joining the Board of Directors (for new directors); and disclosure of the guidelines and director compliance in our proxy solicitation materials. Apart from the above, we have created no incentives, disincentives or facilitative programs in connection with the guidelines. All directors are in compliance with our director stock ownership guidelines.

Our proxy materials have, since July 27, 1990, disclosed director stock ownership.

3.

1. Election of Directors

Three directors are to be elected to our Board of Directors at the Annual Meeting in 2004. Proxies granted for use at the Annual Meeting cannot be voted for more than three nominees.

Our Board of Directors currently consists of ten members divided into three classes of directors who are elected to hold office for staggered terms of three years as provided in our by-laws. Nominee Directors Dean, Kling and Odden currently are serving three-year terms expiring in 2004. Directors Hoover, Miller and Solso are currently serving three-year terms which expire in 2005, and Directors Goodrich, Hackett, Lauderback and McGinty are currently serving three-year terms which expire in 2006. Director Hackett will be retiring from the board effective April 8, 2004. R. David Hoover was appointed by the Board on February 20, 2004 to fill the remainder of the term of retired director John Nash. Mr. Hoover was recommended to the Governance Committee for service on our Board by a non-management director.

The three nominees being proposed for election at the Annual Meeting to serve a three-year term of office are Sally A. Dean, William H. Kling, and Lance R. Odden.

The person named as Proxy in the accompanying form of proxy will, unless otherwise indicated in the form of proxy, vote the shares covered by proxies for the election of nominees Dean, Kling and Odden, included in the following table. Management has no reason to believe that any of the nominees will be unable to serve. However, should a nominee for director become unavailable for election, and unless the Board of Directors or the Executive Committee reduces the size of the Board to a number equal to the number of nominees who are able and willing to serve, the persons named in the accompanying form of proxy will vote for a substitute who will be designated by the Board of Directors or the Executive Committee. If all nominees for director positions are elected at the Annual Meeting of Shareholders, a total of nine directors will be members of our Board of Directors following the retirement of Mr. Hackett. Any vacancy occurring in the Board of Directors caused by resignation, death or other incapacity, or increase in the number of directors may be filled by a majority vote of the remaining members of the Board of Directors. If a director ceases to serve before his or her term expires, the individual replacing the departing director shall be named to serve the remainder of the departing director’s term. Until any such vacancy is so filled, the existing directors shall constitute the Board of Directors. Shareholders shall be notified of any increase in the number of directors and the name, address, principle occupation, and other pertinent information about any director named by the Board of Directors to fill any vacancy.

The following table sets forth, as of February 19, 2004 (except as noted below), the name; year in which the nominee or current director was first elected as a director; for nominee directors, expiration of term if elected at this year’s annual meeting; for current directors, expiration of the director’s current term; principal occupation for the past five years of each nominee director or current director; the percentage of the total number of meetings of our Board of Directors and

4.

meetings of committees of our Board of which the director is a member attended by each director during 2003; all other directorships or other positions held by each nominee in other corporations subject to the reporting requirements of the Securities Exchange Act of 1934 and in any investment company; and the director’s age. There are no family relationships among any of the director nominees or executive officers.

DIRECTOR NOMINEES:

Sally A. Dean*
(Director since 1995; expiration of term 2007)

Ms. Dean is a retired Senior Vice President of Dillon, Read & Co. Inc. (investment bank, which is now part of UBS Warburg). She serves as Chairman of the Paideia School Endowment Board and is former President of the Board of Trustees, Randolph-Macon Woman’s College, where she is a member of the investment committee. In 2003, Ms. Dean attended 100% of our Board and Committee meetings of which she is a member. Age 56.

William H. Kling*
(Director since 1993; expiration of term 2007)

Mr. Kling has been President and Chief Executive Officer of the American Public Media Group (APMG) since 2000. APMG is the parent company of Minnesota Public Radio, Southern California Public Radio and the Greenspring Company (a diversified media company). Mr. Kling became President of Minnesota Public Radio (a regional network of 35 public radio stations) in 1966, and a director in 1972. In 1987, he became the President of the Greenspring Company. He is a director/ trustee of The St. Paul Companies, The Wenger Corporation, Comcast of St. Paul and five funds of the American Funds family of the Capital Group. In 2003, Mr. Kling attended 100% of our Board and Committee meetings of which he is a member. Age 61.

Lance R. Odden*
(Director since 1991; expiration of term 2007)

Mr. Odden retired as Head Master of The Taft School (a private educational institution) in June 2001, having served in that capacity since 1972. Mr. Odden serves as an advisor to Warburg Pincus and is a trustee of the Thatcher School and a director of the Chancellor Beacon Academies. In 2003, Mr. Odden attended 93% of our Board and Committee meetings of which he is a member. Age 64.

5.

CURRENT DIRECTORS:

David W. Goodrich*
(Director since 1986; expiration of term 2006)

Mr. Goodrich has been President and Chief Executive Officer of Central Indiana Corporate Partnership since June 1999. He was the former President of the Indianapolis, Indiana Colliers Turley Martin Tucker Company (a realty company) from May 1998 to July 1999. He is Chairman of the Board of Citizens Gas and Coke Utility and a director of Clarian Health Partners, Inc. and American United Life Insurance Company. In 2003, Mr. Goodrich attended 85% of our Board and Committee meetings of which he is a member. Age 56.

R. David Hoover*
(Director since February 20, 2004; expiration of term 2005)

Mr. Hoover is Chairman, President and Chief Executive Officer of Ball Corporation. In 2002, he was elected Chairman, and has been the President and CEO since 2001. Mr. Hoover joined Ball Corporation in 1970. Prior to his career with Ball, Mr. Hoover was a corporate financial analyst for Eli Lilly and Co., Indianapolis. Mr. Hoover serves on the boards of Ball Corporation and Energizer Holdings, Inc. Age 58.

Brenda J. Lauderback*
(Director since 1996; expiration of term 2006)

Ms. Lauderback was former President of the Retail and Wholesale Group of the Nine West Group, Inc. from May 1995 until January 1998. She is a director of Big Lots, Inc. (formerly Consolidated Stores) and Louisiana-Pacific Corporation. She joined the Board of Directors of Wolverine World Wide, Inc. in November 2003. In 2003, Ms. Lauderback attended 94% of our Board and Committee meetings of which she is a member. Age 53.

John C. McGinty, Jr.*
(Director since 1991; expiration of term 2006)

Mr. McGinty has been the President of Peregrine Associates, Inc. (a healthcare, governance, and leadership consulting firm) since 1997. He has been the Managing Director of The Greeley Company (a healthcare leadership consulting, strategic planning, education, and publications firm) since 1997, and was a part-time faculty member at Indiana University from 1997 to 2001. From 1986 to 1997, Mr. McGinty was the President and Chief Executive Officer of Southeastern Indiana Health Management, Inc. and Columbus Regional Hospital. In 2003, Mr. McGinty attended 100% of our Board and Committee meetings of which he is a member. Age 54.

6.

William I. Miller
(Director since 1985; expiration of term 2005)
Mr. Miller has been our Chairman since August 1990 and our Chief Executive Officer since May 2003. He is a director/ trustee of Cummins Inc., The Tennant Company, and three mutual funds of the American Funds family of the Capital Group. He also serves as a trustee of The Taft School and of the National Building Museum. In 2003, Mr. Miller attended 100% of our Board and Committee meetings of which he is a member. Age 47.

Theodore M. Solso*
(Director since 1993; expiration of term 2005)

Mr. Solso has been the Chairman and Chief Executive Officer of Cummins Inc. since January 2000. He served as President and Chief Operating Officer of Cummins from 1995 to 2000. He is a director of Ashland Inc., Ball Corporation, Heritage Fund of Bartholomew County, the Business Round Table, and the Business Council of Bartholomew County. In addition, Mr. Solso is on the Board of Trustees for Depauw University. In 2003, Mr. Solso attended 100% of our Board and Committee meetings of which he is a member. Age 57.

*	Member of the Executive Committee.

Director Independence

Our governance principles state that a substantial majority of the Board should consist of directors who are not employed by Irwin Financial and whose other relationships with Irwin Financial would not impair their independence, as affirmatively determined by the Board in accordance with requirements of the New York Stock Exchange on “independent” status.

To assist in the Board’s determinations of director independence, the directors completed questionnaires designed to identify relationships that could affect their independence. The Board reached its determinations by considering all relevant facts and circumstances surrounding a director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

On the basis of the responses to the questionnaires, the Board determined that Ms. Dean, Mr. Kling, and Ms. Lauderback are independent because no relationship between these directors and Irwin Financial was identified that in the Board’s opinion would affect the ability of these individuals to act independently, nor did any relationship exist that would preclude independence under our Corporate Governance Principals, the New York Stock Exchange Rules, or securities provisions.

With respect to Mr. Solso, the Board considered that subsidiaries of Irwin Financial donated $116,478 to the Heritage Fund of Bartholomew County since 2001. Irwin Union Bank and Trust Company, a subsidiary of Irwin Financial, charges fees to manage funds of the Heritage Fund and returns a portion of the fees to assist with operating funds. Mr. Solso serves on the Board of Directors of the Heritage Fund. In addition, Irwin Financial and its subsidiaries donated $15,000 since 2002 and Irwin Financial has paid $10,000 in membership fees in

7.

each of 2001, 2002 and 2003 to the Central Indiana Corporate Partnership. Mr. Solso is a member of the Central Indiana Corporate Partnership. The Board determined that the relationships were not material because the contributions represented an insignificant portion of the total revenues of each of these not-for-profit entities.

With respect to Mr. Hoover, the Board considered that Mr. Hoover serves on the Dean’s Advisory Council of the Kelley School of Business of Indiana University and that Irwin Financial and subsidiaries matched employees’ contributions to Indiana University in an amount of $24,223 over the three-year period beginning in 2001. In addition, another subsidiary of Irwin Financial donated $3,000 to the Institute on Disability and Community at Indiana University in support of the Back Home Alliance. The Board determined that Mr. Hoover was independent because his position on the Dean’s Advisory Council was not materially related to the contributions made to Indiana University by Irwin Financial and its subsidiaries. The Board believed that Mr. Hoover’s independence as a director would not be influenced by the contributions made to Indiana University due to the relatively small amount involved and the nature of his position with the University.

With respect to Mr. Odden, the Board considered that Irwin Financial made matching grants of $6,000 over the three-year period beginning in 2001 to The Taft School, where Mr. Odden served until June 2001 as Head Master. Mr. William Miller has served as Trustee of The Taft School since 1978 and as the Chairman of Trustees since September 30, 2002. The Board did not believe that the amount of contributions or Mr. Miller’s service at the school would significantly affect Mr. Odden’s independent judgment since he was no longer an employee or Trustee of the school.

With respect to Mr. McGinty, the Board considered his service on the Board of Directors of the Volunteers in Medicine Institute since 2002. A subsidiary of Irwin Financial donated $1,000 in 2003 to the Volunteers in Medicine Institute through the Columbus Regional Hospital Foundation. In addition, a subsidiary of Irwin Financial has extended a first mortgage and a home equity line of credit at 6% interest in the aggregate amount of $239,000, of which $210,000 was outstanding as of December 31, 2003. The Board concluded that the donation would not materially affect Mr. McGinty’s judgment and that his loan was made on terms that were not more favorable than those available to others and that he therefore should be considered independent.

With respect to Mr. Goodrich, the Board considered his position as Chief Executive Officer of the Central Indiana Corporate Partnership (CICP) and the service of Mr. Miller as a director and officer of the CICP. The CICP had no compensation committee prior to March 1, 2004, and Mr. Miller is not a member of this committee. In addition, the Board considered donations made by Irwin Financial and its subsidiaries of $15,000 since 2002 and Irwin Financial’s membership fees of $10,000 in each of 2001, 2002 and 2003 to the CICP. The Board concluded that the relationship of Mr. Miller with the CICP prior to the formation of the compensation committee would preclude Mr. Goodrich’s independence.

8.

Executive Sessions of the Board

The Board holds executive sessions at least four times per year without employee directors present for a general discussion of relevant subjects. (Our Chairman and Chief Executive Officer is the only employee director currently on the Board.) Additional executive sessions or meetings of outside (non-employee) directors may be held from time to time as required. Lance Odden, the Chair of the Executive Committee appointed by the outside directors, presides over such executive sessions and is responsible for communicating any concerns or conclusions expressed in these sessions to management.

Compliance with Section 16(a) of the Securities Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of our common shares and our other equity securities. Executive officers, directors, and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of the reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers, directors, and greater than 10% shareholders for fiscal 2003 were met.

Director Meetings and Standing Committees

Our Board of Directors held four meetings during 2003.

We have appointed certain members of our Board to serve on various committees of our Board of Directors. Our Board of Directors has established four standing committees: (1) the Audit and Risk Management Committee; (2) the Compensation Committee; (3) the Governance Committee; and (4) the Executive Committee. Membership in those committees is reflected in the following charts:

2003 Committee Members (January 2003-August 14, 2003)

Audit and
Risk
	Management	Compensation
	Committee	Committee	Governance Committee		Executive Committee

Sally A. Dean	X	X			X
David W. Goodrich		X *	X		X
John T. Hackett	X				X
William H. Kling		X			X
Brenda J Lauderback	X				X
John C. McGinty	X *		X		X
William I. Miller
Lance R. Odden			X	*	X	*
Theodore M. Solso					X

*	Indicates Committee Chair

9.

2003 Committee Members (August 15, 2003-February 19, 2004)

Audit and
Risk
	Management	Compensation
	Committee	Committee	Governance Committee		Executive Committee

Sally A. Dean	X	X *			X
David W. Goodrich	X		X		X
John T. Hackett	X				X
William H. Kling		X			X
Brenda J Lauderback	X	X			X
John C. McGinty	X *		X		X
William I. Miller
Lance R. Odden			X	*	X	*
Theodore M. Solso					X

*	Indicates Committee Chair

2004 Committee Members (February 20, 2004-Present)

Audit and
Risk
	Management	Compensation
	Committee	Committee	Governance Committee		Executive Committee

Sally A. Dean	X	X *			X
David W. Goodrich					X
R. David Hoover	X				X
John T. Hackett	X				X
William H. Kling		X			X
Brenda J Lauderback	X	X			X
John C. McGinty	X *		X		X
William I. Miller
Lance R. Odden			X	*	X	*
Theodore M. Solso			X		X

*	Indicates Committee Chair

10.

                               COMMITTEES AND CURRENT MEMBERSHIP:

                               Audit and Risk Management Committee

As of February 2004, the Audit and Risk Management Committee is composed of Mr. McGinty (Committee Chair), Ms. Dean, Mr. Hackett, Mr. Hoover and Ms. Lauderback, although Mr. Hackett plans to retire from the Committee and the Board on the date of the annual meeting. The Board of Directors has determined that each member of the Committee is “independent” for purposes of New York Stock Exchange listing standards, the Sarbanes-Oxley Act of 2002 and related rules of the SEC. Additionally, the Board of Directors has determined that each member of the Committee is financially literate, and that several members of the Committee, among them Mr. McGinty, are audit committee financial experts, as defined by the SEC.

The Audit and Risk Management Committee, which held 10 meetings in 2003, operates under a written charter adopted by the Board of Directors (see Appendix A). The Committee has primary responsibility for engaging, overseeing, and compensating our independent auditors; reviewing and approving the independent auditors’ audit plan; reviewing the report of audit and the accompanying management letter, if any; reviewing and directing the work performed by our internal audit department; reviewing regulatory examination reports received by us and our subsidiaries; and consulting with the independent and internal auditors about the adequacy of internal controls.

                               Compensation Committee

The Compensation Committee reviews and considers recommendations from management concerning our executive compensation policies, employee benefit plans, and salary administration program, including reviewing annually the total compensation and recommended adjustments for all of our executive officers and the executive officers of our subsidiaries. This Committee administers the short-term and long-term management incentive plans and the existing stock option and employee savings plans. The deliberations of the Committee are reported to the Board of Directors for review and approval. Members of the Committee are Ms. Dean (Committee Chair), Mr. Kling and Ms. Lauderback. Ms. Lauderback replaced Mr. Goodrich as a member of the Committee on August 15, 2003. No member of the Compensation Committee, during 2003, was an officer or employee of ours or any of our subsidiaries. All members of the Compensation Committee are “independent” for purposes of the New York Stock Exchange listing standards. The Committee held four meetings in 2003.

                               Governance Committee

As of February 2004, the Governance Committee, which serves as a standing nominating committee of the Board of Directors, is composed of Mr. Odden (Lead Director and Committee Chair), Mr. McGinty and Mr. Solso. The Board of Directors has determined that each member of the Governance Committee is “independent” for purposes of New York Stock Exchange listing standards. The Committee, which held four meetings in 2003, operates under a written charter adopted by the Board of Directors, a copy of which can be found on the Investor Relations section of the Company’s website at www.irwinfinancial.com.

11.

The Governance Committee makes recommendations to the Board of Directors regarding general qualifications for nominees as directors, mix of experience and skills on the Board, size of the Board and the terms of its members, director compensation, and the retirement policy for directors. In discharging its responsibility for screening and recommending candidates for election to the Board, the Governance Committee periodically evaluates the Board’s effectiveness and composition, including matters such as the business and professional experience (including any requisite financial expertise or other special qualifications), background, age, current employment, community service and other board service of its members, as well as racial, ethnic and gender diversity of the Board as a whole. The Governance Committee considers a candidate’s qualifications in light of these criteria, as well as its assessment of whether a candidate can make decisions on behalf of, or while representing, Irwin Financial that are aligned with our Guiding Philosophy. The Committee will also consider a candidate’s “independent” status in accordance with applicable regulations and listing standards, as well as any conflicts of interest the candidate may have in serving on the Board of Directors.

The Governance Committee will consider director candidates recommended by security holders from time to time, provided that such a recommendation is accompanied by (i) a sufficiently detailed description of the candidate’s background and qualifications to allow the Governance Committee to evaluate the candidate in light of the criteria described above, (ii) a document signed by the candidate indicating his or her willingness to serve if elected, and (iii) evidence of the nominating security holder’s ownership of Irwin Financial stock. Any such recommendation and related documentation must be delivered in writing to Lance Odden, currently our Lead Director, in care of Irwin Financial Corporation, PO Box 929, Columbus, Indiana 47202.

The three nominees being proposed for election at the Annual Meeting to serve a three-year term of office are Sally A. Dean, William H. Kling and Lance R. Odden. Ms. Dean and Messrs. Kling and Odden are existing directors who have been recommended by the Governance Committee to stand for re-election this year. Having been recommended by a non-management director as a candidate for the Board, Mr. Hoover, the most recent addition to the Board of Directors, was named by the Board of Directors in February 2004 to fill the term of former director John A. Nash, who retired in 2003.

                               Executive Committee

The Executive Committee consists of the non-employee directors of our Board. Its purpose is to meet regularly in executive session without management present. The Committee has the power to act on the Board of Directors’ behalf at such times as may be designated by the Board of Directors to conduct the business of the Board of Directors, subject to limitations imposed by law, our articles, our by-laws, or resolutions of our Board of Directors. The Committee held four meetings in 2003.

12.

Outside Director Compensation

Under the outside directors’ fee schedule, from January 1, 2003 to December 31, 2003, each of our outside directors earned a retainer fee of $50,000, $25,000 of which was paid in the form of stock options. The remainder of the retainer was payable in cash, additional stock options, or in common shares issued under our 1999 Outside Director Restricted Stock Compensation Plan.

In addition to the annual retainer described above, in 2003, our outside directors received $1,000 for attending each meeting of our Board of Directors and $1,000 for attendance at each meeting of the Compensation, Governance and Executive Committees of our Board of Directors, and members of our Audit and Risk Management Committee received $2,000 for each committee meeting attended and $1,000 for review of earnings releases. The committee chairpersons also received an additional retainer of $3,000.

The 1999 Outside Director Restricted Stock Compensation Plan covers only our non-employee directors and the non-employee directors of our subsidiaries, allowing an outside director to elect to receive the remainder of his or her annual retainer fees ($25,000 in 2003) and/or meeting attendance fees (collectively, director fees) in the form of common shares rather than in cash, with a market value equivalent to the cash value of the fees. The outside director plan allows the grant of up to 100,000 common shares through December 31, 2009. Grants under the outside director plan may be for one or more years of future service. The common shares granted under the outside director plan are subject to forfeiture on a pro rata basis if the outside director recipient does not serve until the end of the outside director plan year to which the common shares apply. Forfeited common shares will revert to us.

A committee, appointed by the Board of Directors, administers the plan. Except for an election for a calendar year in which a person first becomes an outside director, each election is effective for not less than one calendar year but may be made for additional calendar years subject to any limitation imposed by the committee at the time an election is made. A grant of common shares for multiple years of service will be equal to the value of the cash retainer and/or meeting fees earned during the number of years covered by the grant.

Before delivery to outside directors, certificates issued by the committee under the plan will be held by our Secretary for one year after the last date covered by the election under which the common shares were issued, or an earlier date determined by the committee.

An outside director has only limited rights as a shareholder with respect to common shares subject to an election until the certificates representing those shares are issued. When a certificate is issued, the outside director will have the power to vote the common shares represented by the certificate on all matters presented to a vote of our shareholders and will be entitled to receive all dividends and other distributions declared or paid by us on those shares. An outside director will have no right to sell, pledge, encumber, or otherwise dispose of any common shares issued under the outside director plan during the time the certificates

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representing common shares are held by our Secretary, other than for transactions between the outside director and us or any of our directors or affiliates.

Common shares totaling 20,056 are registered under the outside director plan in the names of the participating director nominees. Shares totaling 65,136 have been granted under the terms of the outside director plan. Grants made under the previous outside director plan since its inception in 1989 total 102,402 common shares. During 2003, directors Dean, Hackett, Lauderback, Kling, McGinty, Odden, and Solso participated in the outside director plan.

Directors Dean, Odden and McGinty also serve as directors on the board of our subsidiary, Irwin Union Bank and Trust Company. They receive a payment of $2,000 for each meeting they attend for that board. Director Hackett serves on the board of Irwin Union Bank, F.S.B., for which he receives a $750 retainer and $500 for each meeting attended, and serves on the Irwin Union Bank Business Development Board and receives a yearly retainer fee of $1,000 and $350 for each meeting attended.

No fees other than director fees are paid to directors for services rendered in that capacity. Directors who are our officers or officers of our subsidiaries do not receive any director fees.

14.

Executive Compensation and Other Information

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation paid or accrued by us and our subsidiaries to or on behalf of our Chairman and Chief Executive Officer and each of our four other most highly compensated executive officers for the fiscal years ended December 31, 2001, 2002 and 2003:

SUMMARY COMPENSATION TABLE

						Long-Term	Long-Term
						Compensation	Compensation
	Annual Compensation(1)					Awards	Payouts

				Other
				Annual
				Compensa-
Name & Principal Position	Year	Salary(2)	Bonus(3)	tion(4)		Option(#)	LTIP Payouts

William I. Miller	2003	$527,333	$698,796			106,500
Chairman and CEO	2002	508,000	718,858	$61,105	(10)	140,400
	2001	480,667	699,989			101,100

Robert H. Griffith	2003	$266,667	$833,284			11,600
President and CEO,	2002	243,333	1,011,185			7,200	$878,448 (9)
Irwin Mortgage	2001	220,000	852,503			4,600
Corporation

Thomas D. Washburn	2003	$278,333	$267,900			26,400
Executive Vice President	2002	260,000	282,433			19,300
	2001	246,667	239,192			13,600

Gregory F. Ehlinger	2003	$258,333	$249,100			32,300
Senior Vice President	2002	241,667	233,978			22,200
and Chief Financial Officer	2001	223,333	244,217			13,900

Claude E. Davis	2003	$255,000	$249,100			32,300
Senior Vice President	2002	226,667	153,785			19,500
	2001	205,000	116,024			13,300

[Additional columns below]

[Continued from above table, first column(s) repeated]

	All Other
	Compensation(5,6,7)

Name & Principal Position

William I. Miller	$6,000
Chairman and CEO	6,000
	5,100

Robert H. Griffith	$144,971	(8)
President and CEO,	9,000	(8)
Irwin Mortgage	7,800	(8)
Corporation

Thomas D. Washburn	$6,000
Executive Vice President	6,000
	5,100

Gregory F. Ehlinger	$6,000
Senior Vice President	6,000
and Chief Financial Officer	5,100

Claude E. Davis	$6,000
Senior Vice President	6,000
	5,100

(1)	Amounts other than salary are reported on an accrual basis.

(2)	Includes amounts directed by the executive officer to be contributed on a pre-tax basis to our savings plans.

(3)	Includes short-term bonus payments and, for 2002, a one-time payout of deferred short-term incentive compensation. The amounts in this column include deferred amounts paid in 2002 to Messrs. Miller ($238,378), Griffith ($445,732), Washburn ($78,383), Ehlinger ($64,193), and Davis ($16,955).

(4)	With respect to each individual named in the Summary Compensation Table other than Mr. Miller, there were no perquisites or other personal benefits, securities or property paid in the years shown which, in the aggregate, exceeded either $50,000 or 10% of the total of such individual’s annual salary and bonus.

(5)	Excludes for Messrs. Miller, Washburn, Ehlinger and Davis benefits accrued under our supplemental retirement benefit plan. See “Supplemental Retirement Benefit Plans.”

(6)	Includes contributions by us or certain subsidiaries to qualified savings plans. (See Note 7.)

(7)	Detailed information about 2003 plan contributions included in the “All Other Compensation” column is shown in the following table.

(8)	Includes compensation payable to Robert H. Griffith under qualified savings plans and a supplemental retirement benefit plan.

(9)	Reflects total amount payable to Mr. Griffith under an LTIP award covering the three-year performance period from January 1, 2000 through December 31, 2002. This LTIP award was granted in 2000 and was previously reflected in the separate LTIP awards table included in our proxy materials for prior annual meetings. Pursuant to the terms of the award, the payout vested 75% on January 1, 2003 and 25% on January 1, 2004 based on Mr. Griffith’s continued employment on those dates. See the LTIP award table

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included on page 18 in this proxy statement for information regarding awards made under the Irwin Mortgage Long-Term Incentive Plan during 2003.

(10)	Represents the aggregate incremental cost to Irwin Financial in connection with personal use of aircraft.

The following table contains information relevant to the “All Other Compensation” column in the previous table. Mr. Griffith’s supplemental retirement benefit plan is described more fully under “Supplemental Retirement Benefit Plans.”

2003 Contributions

	Supplemental
	Retirement Benefit	Qualified
Name	Plan	Savings Plans

William I. Miller		$6,000
Robert H. Griffith	$135,971	9,000
Thomas D. Washburn		6,000
Gregory F. Ehlinger		6,000
Claude E. Davis		6,000

Stock Options

The following table contains information concerning the grant of stock options under our 2001 Stock Plan to each named executive officer during 2003:

OPTION GRANTS IN LAST FISCAL YEAR

		Percent of
		Total Options	Exercise
		Granted to	or Base
	Options	Employees	Price	Expiration	Grant Date
Name	Granted(1)	in Fiscal Year	($/SH)	Date	Present Value(2)

William I. Miller	106,500	19.21%	$22.46	4/23/13	$1,042,635
Robert H. Griffith	11,600	2.09	22.46	4/23/13	113,564
Thomas D. Washburn	26,400	4.76	22.46	4/23/13	258,456
Gregory F. Ehlinger	32,300	5.83	22.46	4/23/13	316,217
Claude E. Davis	32,300	5.83	22.46	4/23/13	316,217

(1)	All grants are subject to a vesting schedule where 25% of each grant is vested on the date of the grant and 25% of each grant vests on the grant’s anniversary date in each of the three years following the grant.

(2)	For the options expiring 4/23/2013, total option values shown in the far right-hand column were derived using the Binomial option pricing model. Assumptions used in the valuation included an expected volatility factor of .40, an expected future dividend yield of .01, a risk-free rate of return of .0495, and an expected life of 7 years. The Binomial model suggests an option valuation of $9.79 per share under these assumptions. The Black-Scholes option pricing model would suggest an option valuation of $9.70 per share under these same assumptions. The use of a single value as shown in the table above implies a precision to stock option valuation that we do not believe exists and that therefore may cause the above table to be misleading. Accordingly, there is no assurance that the value realized upon exercise of the options, if any, will be at or near the value estimated by the Binomial option pricing model. Future compensation resulting from option exercises depends solely upon the performance of our stock price.

The Board of Directors has not chosen to expense stock options. The Board wishes to analyze new guidance from the Financial Accounting Standards Board, SEC, or other relevant authority regarding the standardization of valuation methods, should such guidance be forthcoming. In the absence of a uniform valuation method for public companies, we will continue to disclose the impact of expensing stock options using our valuation method.

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In April 2003, options to purchase a total of 511,800 shares were granted under our 2001 Stock Plan, including 209,100 options granted to the named executive officers as shown in the table above. All of these options granted in April 2003 are exercisable at a price of $22.46, which was the average of the closing bid and asked prices of our common stock reported on the grant date of April 24, 2003.

An additional 127,000 shares were approved by the Compensation Committee in April 2003 to be granted within the next year. As of February 19, 2004, 18,000 shares have been granted to employees at an average exercise price of $26.58.

Option Holdings

The following table provides information, with respect to each named executive officer, concerning the exercise of options during 2003 and unexercised options held as of the end of 2003:

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	Shares
	Acquired
	on		Number of Securities		Value of Unexercised
	Exercise	Value	Underlying Unexercised		In-the-Money Options
Name	(#)	Realized	Options at Fiscal Year-End		at Fiscal Year-End(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

William I. Miller		—	488,500	175,350	$6,894,317	$2,072,988
Robert H. Griffith	—	—	18,670	13,450	220,799	146,001
Thomas D. Washburn	32,200	$584,250	97,590	32,850	1,474,980	363,068
Gregory F. Ehlinger	5,400	89,681	67,400	38,800	939,903	426,216
Claude E. Davis	17,800	356,282	68,361	37,299	912,485	403,440

(1)	The closing price of our common shares on December 31, 2003 was $31.40 per share.

17.

Long-Term Incentive Plans

The following table provides information concerning an award made during 2003 under the Irwin Mortgage Long-Term Incentive Plan to named executive officer Robert H. Griffith. The award made under this plan entitles Mr. Griffith to certain cash payouts based on cumulative net income performance of the mortgage banking line of business over the three-year period from January 1, 2003 through December 31, 2005. Mr. Griffith will be entitled to a 100% payout under the plan if the mortgage banking line of business achieves the specified annual average return on equity during the performance period. The Board of Directors of Irwin Mortgage established the terms of the award for Mr. Griffith at the beginning of the performance cycle. Payments are determined at the end of the three-year plan cycle. Under this plan cycle, 75% of any award payable will vest on January 1, 2006, and the remaining 25% will vest on January 1, 2007. To be eligible for payout of the award, Mr. Griffith must be employed during the entire three-year performance period and on the vesting dates.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

Number of
	Shares,	Performance or
	Units or	Other Period Until
	Other	Maturation or	Threshold	Target	Maximum
Name	Rights	Payout	($ or #)	($ or #)	($ or #)

Robert H. Griffith	100 (1)	January 1, 2003 through December 31, 2005	N/A	$781,000 (2)	N/A

(1)	Each unit entitles Mr. Griffith to receive an amount equal to 1 basis point of the cumulative increase in net income of the mortgage banking line of business over the 2003-2005 performance period.

(2)	The target award is not yet determinable. The amount shown reflects an estimated payout based on the actual Return on Equity and actual increase in net income for the mortgage banking line of business during the one-year period ended December 31, 2003.

Pension Plans

We and certain of our subsidiaries maintain a non-contributory qualified defined benefit Employees’ Pension Plan. This plan provides for retirement benefits to most of the officers and employees of these companies. Under the provisions of this plan, participating companies will contribute assets sufficient to pay all benefits to plan participants. Contributions to this plan are actuarially determined to fund the current service cost on a current basis and to fund initial past service costs over a period of 30 years. Employees who have completed one year of service (1,000 hours worked during a 12-month period) are eligible for participation. Benefits vest after five years of vesting service. In addition to benefits paid to retiring employees, death and deferred termination benefits are available to employees who meet certain conditions under this plan.

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The table below shows the estimated annual benefits payable, based upon reasonable assumptions, under this plan as in effect on December 31, 2003. Basic wages considered for this plan are for the five consecutive plan years of highest compensation, and include basic compensation, commissions, and payments from short-term bonus plans. In accordance with Section 401(a)(17) of the Internal Revenue Code of 1986, basic wages above $200,000 are not used in the calculation of plan benefits.

	Years of Service

Remuneration	15	20	25	30	35

$50,000	$10,300	$13,800	$17,200	$17,400	$17,600

75,000	17,700	23,500	29,400	30,400	31,400

100,000	25,000	33,300	41,600	43,400	45,200

125,000	32,300	43,000	53,800	56,400	59,100

150,000	39,600	52,800	66,000	69,400	72,900

175,000	46,900	62,500	78,200	82,400	86,700

200,000	54,200	72,300	90,400	95,400	100,500

225,000	54,200	72,300	90,400	95,400	100,500

250,000	54,200	72,300	90,400	95,400	100,500

275,000	54,200	72,300	90,400	95,400	100,500

300,000	54,200	72,300	90,400	95,400	100,500

350,000	54,200	72,300	90,400	95,400	100,500

400,000	54,200	72,300	90,400	95,400	100,500

450,000	54,200	72,300	90,400	95,400	100,500

500,000	54,200	72,300	90,400	95,400	100,500

The current years of service at December 31, 2003, for the named executive officers are as follows: Messrs. Davis (16), Ehlinger (11), W. Miller (13), and Washburn (27). Mr. Griffith is not covered by this Plan.

Benefits listed in the pension plan table are payable under various annuity options and are not subject to any deduction for Social Security or other offset amounts. This plan was amended effective December 31, 2002. The Employees’ Pension Plan provides “Add-On Benefits” for select members of senior management, including Messrs. Davis, Ehlinger, Miller, and Washburn. The Add-On Benefits are designed to help management achieve competitive levels of retirement benefits. Add-On Benefits are expressed as percents of Pension Plan benefits that accrue from year to year under the Pension Plan’s standard benefit formula. Messrs. Davis and Ehlinger have Add-On Benefits that equal 45% of their Pension Plan accruals for 1994 through 2003. Messrs. Miller and Washburn have Add-On Benefits that equal 75% of their Pension Plan accruals for 1994 through 2003. Mr. Washburn has an additional Add-On Benefit equal to 150% of his 1999 Pension Plan accrual.

Supplemental Retirement Benefit Plans

On May 19, 1992, the Board of Directors approved the Compensation Committee’s recommendation to provide a supplemental executive retirement benefit to William I. Miller. A similar benefit was implemented on January 1,

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2000 for Thomas D. Washburn. On April 25, 2002, the Board of Directors approved the Compensation Committee’s recommendation to restate Supplemental Executive Retirement Plans for Messrs. Miller and Washburn and extend a supplemental executive retirement benefit to Messrs. Ehlinger and Davis. The plans were restated to ensure consistency with current tax law and our current pension plan. The supplemental plans entitle the participants to an amount of company-provided benefits not provided under the Employees’ Pension Plan because of the limitations imposed by Sections 415 and 401(a)(17) of the Internal Revenue Code. Criteria used to determine amounts payable under this benefit are the same as those used by our pension plan; that is, service with us, age at retirement, and earnings. Benefits are measured in the same manner as under the pension plan, using credited service with us. Method of payment of the supplemental benefit is a monthly annuity payable for life, with a guarantee of 180 payments.

The table below shows the estimated annual benefits payable, based upon reasonable assumptions, under each plan as in effect on December 31, 2003:

	Years of Service

Remuneration	15	20	25	30	35

$170,000	$0	$0	$0	$0	$0

200,000	0	0	0	0	0

275,000	21,900	29,300	36,600	39,000	41,400

350,000	43,900	58,500	73,100	78,000	82,900

425,000	65,800	87,800	109,700	117,000	124,300

500,000	87,800	117,000	146,300	156,000	165,800

575,000	109,700	146,300	182,800	195,000	207,200

650,000	131,600	175,500	219,400	234,000	248,600

725,000	153,600	204,800	255,900	273,000	290,100

800,000	175,500	234,000	292,500	312,000	331,500

875,000	197,400	263,300	329,100	351,000	372,900

950,000	219,400	292,500	365,600	390,000	414,400

1,025,000	241,300	321,800	402,200	429,000	455,800

1,100,000	263,300	351,000	438,800	468,000	497,300

1,175,000	285,200	380,300	475,300	507,000	538,700

The amount of company provided retirement benefits available to Mr. Griffith under Irwin Mortgage’s qualified savings plan is also subject to limitations under Internal Revenue Code Section 415 and 401(a)(17). On November 13, 2003, the Board of Directors adopted a non-qualified supplemental retirement benefit plan to provide for retirement benefits to select executives that are otherwise unavailable under the terms of the Irwin Mortgage Corporation Retirement and Profit-Sharing Plan. Amounts allocated by Irwin Mortgage for the benefit of Mr. Griffith under the terms of his supplemental plan are included in the “All Other Compensation” column in the Summary Compensation Table above.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2003 regarding shares of our common stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under our equity compensation plans as well as the number of shares available for issuance under such plans.

			Number of securities
			remaining for future
		Weighted-average	issuance under equity
	Number of securities to	exercise price of	compensation plans
	be issued upon exercise	outstanding	(excluding securities
	of outstanding options,	options, warrants	reflected in column
	warrants and rights	and rights	(a) and (b))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,176,965	$19.28	1,674,101
Equity compensation plans not approved by security holders(1)	0	0	263,104

Total	2,176,965	$19.30	1,937,205

(1)	Shares shown in column (c) for this category reflect securities available for future issuance under the Irwin Union Bank Business Development Board Compensation Program (see immediately below).

Equity Compensation Plans Adopted Without Approval of Security Holders

Irwin Union Bank Business Development Board Compensation Program. We established this program to assist our commercial banking line of business in developing its current and future markets by establishing business development boards composed of individuals knowledgeable about local market conditions. The program covers members of business development boards of Irwin Union Bank and Trust Company and Irwin Union Bank, F.S.B. Under the program, business development board members receive their retainer and meeting fees in Irwin Financial Corporation common stock in lieu of cash. Currently, business development board members receive annual retainer fees of $1,000 per member and meeting fees of $350 per meeting attended. Irwin Financial Corporation’s Board of Directors approved the program and we filed a Form S-8 with the SEC on July 19, 2000, which registered a total of 300,000 shares for this purpose. From January 1, 1998 through June 30, 2000, we issued 2,508 shares of our common shares under the program. We purchase the shares on the last business day of the quarter preceding each payment date, using the mean between the closing bid and asked prices of our common stock as reported by the New York Stock Exchange.

Compensation Committee Interlocks and Insider Participation

During 2003, William I. Miller, our Chairman, Chief Executive Officer and one of our Directors, served as a Director and Treasurer of the Central Indiana Corporate

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Partnership (CICP), and on January 1, 2004, became Co-chair of the Board of the CICP, which is a “business league” organization under Section 501(c)(6) of the Internal Revenue Code. During 2003, another of our directors, David W. Goodrich, was employed as the Chief Executive Officer of the CICP. Mr. Goodrich served as chairman of our Compensation Committee until August 15, 2003. On March 1, 2004, the CICP established a compensation committee on which Mr. Miller does not serve.

Board Compensation Committee Report on Executive Compensation

Executive compensation is reviewed and approved annually by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. Set forth below is a report submitted by Ms. Dean (Committee Chair), Mr. Kling and Ms. Lauderback in their capacity as the Board’s Compensation Committee addressing the Corporation’s compensation policies for 2003. Our principal executive officer is the Chairman and Chief Executive Officer, Mr. William I. Miller.

I. Compensation Policy for Executive Officers

The Compensation Committee believes that compensation plans are only one element in our overall system of management and governance. Furthermore, appropriate compensation policies are a necessary, but not sufficient, condition for achieving our goals. A good compensation system will not guarantee that we achieve our goals, but a poor system can result in those goals not being achieved.

This interdependence requires that our compensation system align with our guiding philosophy (what we believe), our mission (what we want to be), and our strategy (what we want to do). Our guiding philosophy and the kinds of people needed to bring this alignment to life are the starting points for developing our philosophy and system of compensation.

Our executive compensation system focuses on the total compensation package of our top executives. Our objective is to correlate total compensation with our performance so that median performance relative to similar companies in our industry will produce median total compensation for individuals relative to comparable positions in peer companies. Likewise, inferior performance will produce below median compensation, and superior performance will produce above median compensation.

This approach requires that we start by defining the appropriate peer group, both for individual positions and the Corporation as a whole. For individual positions, this decision is primarily based on the relative level and scope of responsibilities inherent in the position, and the talent and skills required for success.

The traditional measure for the scope of responsibilities in commercial banks and bank holding companies is asset size. Mortgage banking companies generally look at both loan closing volume and loan servicing size. Consumer finance companies consider origination volume. Our strategy is to enhance capital productivity, which is defined as generating proportionately larger streams of revenues and profits from

22.

a given capital and asset base. Asset growth in itself is not one of our strategic objectives, and our success is not defined only by asset size, loan volume, or servicing size. As a result, in calibrating the scope of responsibility of a given position, we look at comparable positions in other companies in multiple asset-size groups as well as peer companies defined by other measures (such as total market capitalization or revenues) when they are available.

Performance comparisons are generally made from the shareholders’ perspective. That is, groups of companies are selected that may be seen as alternative investments by current and prospective investors. Even so, our most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group selected to compare shareholder returns. Thus, although there may be some overlap, the surveys selected for compensation review purposes do not contain information on the same companies as those found in the peer group indices in the Comparison of Five-Year Cumulative Total Return graph which follows this report.

All of our operating companies (including the parent company as a separate entity) use multiple sources of both compensation and performance data because experience has shown that results can vary greatly from one survey to the next. In the case of compensation market data, the Compensation Committee is provided with multiple sources of data on each executive position reviewed. When available, the information is in the form of 25th percentile, median, and 75th percentile compensation. Four different market compensation comparisons were considered for the Chairman and CEO in 2003, including a proxy-based custom study of twenty bank holding companies conducted by the executive compensation consulting firm Watson Wyatt Worldwide.

The primary source of competitive long-term incentive information considered by the Compensation Committee in approving long-term incentive awards is from Towers Perrin’s Financial Services Industry Executive Compensation Survey. These data are cross-referenced by additional data from a custom study of peer group proxies and published survey data from Watson Wyatt Data Services and other human resources consulting firms.

The percent of total compensation that is variable increases with the executive’s position. This approach is consistent both with the individual’s influence on results and his/her economic capacity to tolerate volatility in compensation levels.

In addition to information on the market level of compensation, members of the Compensation Committee review a summary of individual performance over the past year, including key accomplishments, strengths, and opportunities for improvement. They also may consider their own subjective assessments of an executive’s performance and relative contribution to the organization.

The Compensation Committee engages the consulting firm Watson Wyatt Worldwide for executive compensation services. A consultant from the firm is available at each Committee meeting and each of the Committee’s executive sessions.

23.

II. The Elements of Executive Compensation and Corporate Performance

There are three elements of executive compensation and corporate performance: base salary, annual short-term bonus, and long-term incentives.

A. Base Salary

Base salary is important in achieving the goal of attracting and retaining qualified executives. Base salary is generally targeted to be at the median of similar positions in the industry. Exceptions may exist when a higher level of base salary would be required to attract or retain a uniquely qualified executive officer. In order to maintain the target position, annual increases are approximately equal to the median increases in the respective industries in which our operating companies compete unless the growth of the company warrants comparison with a larger peer group in that industry. The total base salary paid to the Chairman and CEO in 2003 was $527,333, up 3.8% from 2002.

B. Annual Short-Term Bonus

The annual bonus is the component that provides a variable current cash compensation reward for current performance. Each executive officer participating in the annual bonus plan has a target opportunity expressed as a percentage of base salary. Payments are calculated as a multiple of the target opportunity, depending on performance. We believe that this method, when combined with properly selected performance targets and our long-term incentives, rewards managers for balancing current performance with the need to make investments in future performance, valuing consistency, and managing risk.

Operating company presidents receive part of their target annual bonuses based upon the performance of their respective companies, and part based upon consolidated performance of the Corporation. Thus, they have financial incentives to achieve synergies between operating companies.

We believe that the best performance targets are those that are objectively and consistently measured, as well as easily understood by participants. The bonus plans of the parent company and its operating companies include return on equity or a proxy for return on equity as a key performance measure. The compensation committee of the Board of Directors approves specific performance targets each year for the parent company. The performance targets for lines of business are approved by the respective boards of directors and are consistent in methodology with that used by the parent company. The targets are based upon a variety of factors, including historical and expected industry performance, the estimated required rate of return by investors, and (in some instances) budgeted performance for the current year. Bonus payments begin at a threshold level and increase proportionately as performance increases.

The short term bonus plan awards, when granted, are made to executives as a lump sum and within ninety days after our annual earnings are released to the public.

24.

C. Long-Term Incentives

Long-term incentive plans balance the incentive provided by annual bonus plans to encourage building the value of the Corporation over the long term. Operating company heads may receive the majority of their long-term compensation based upon growth in the value of their subsidiary operating company. Certain parent company executive officers and some operating company executive officers are provided with long-term incentive compensation through grants of non-qualified stock options. The 2001 Irwin Financial Corporation Stock Plan includes the ability to grant non-qualified stock options, stock appreciation rights, incentive stock options, restricted stock and phantom stock. Grants to executive officers in 2003 were made in the form of non-qualified stock options.

Our officers and employees could acquire up to 11.9% of the issued and outstanding shares of our common stock if:

•	all shares set aside for issuance under our stock option plans were granted; and

•	officers and employees who received grants under our plans exercised all of those grants; and

•	holders of options paid for option exercises without the use of previously issued shares.

However, several variables could significantly reduce the percentage of common stock that officers and employees could acquire. Acquisition percentage would decrease if:

•	officers and employees paid for stock options with previously issued shares; or

•	employees departed without exercising options previously granted to them; or

•	options were forfeited if, for example, the price of our common stock fell below the option exercise price. (As of February 19, 2004, the trading price of our common stock was above the exercise price of approximately 99% of all current outstanding options.)

The dilutive impact of stock options outstanding at December 31, 2003 was a $.03 reduction to our 2003 basic earnings per share of $2.61.

III. Formulation of the Chairman and CEO’s Compensation

Mr. Miller’s current compensation package includes a base salary of $531,000 plus an annual bonus at target performance of 70% of base salary or $371,700. As noted above, there is no single, clear measure of market compensation for executive positions in the Corporation. The Compensation Committee used four different market surveys for the Chairman’s position in 2003. Based on these surveys, estimates of the 25th percentile, median, and 75th percentile points of total annual compensation were made.

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Actual total cash compensation paid to Mr. Miller for 2003 was $1,226,129, down 0.06% from 2002. Even though a substantial portion of Mr. Miller’s compensation is based upon our financial performance during the year, some of his compensation is not tax deductible to the Corporation for 2003 under Internal Revenue Code Section 162(m). Section 162(m) limits the tax deductibility of an executive’s compensation in excess of $1 million unless certain criteria are satisfied.

For long-term incentive compensation purposes, Mr. Miller received an option grant of 106,500 shares in 2003 at an exercise price of $22.46 per share (representing the mean between the bid and asked closing prices on the grant date). Through employment of the Binomial option pricing model, we estimate that the present value of the 2003 options at grant date to be $1,042,635. As in past years, due to his opportunity to participate in the Irwin Ventures LLC long-term compensation plan beginning in 2000, Mr. Miller’s stock option grant was reduced by 5%. The Irwin Ventures plan pays participants only on occurrence of realized gains or losses by Irwin Ventures LLC. To date, there have been no payments to Mr. Miller under the terms of the Irwin Ventures plan. In addition, in 2003, the Compensation Committee maintained the Chairman’s long-term grant at a present value level which was comparable to prior years, rather than increasing it to levels indicated by the market surveys. Mr. Miller has also received the following grants over the last nine years:

	Number of
Year	Outstanding Options	Exercise Price

2003	106,500	$22.46000

2002	140,400	$15.65000

2001	101,100	$21.38000

2000	99,900	$16.96875

1999	49,600	$24.09375

1998	28,020	$28.18750

1997	42,180	$13.68750

1996	41,400	$10.65625

1995	54,800	$7.84375

These nine grants are the only outstanding long-term grants for Mr. Miller.

Return on average equity for 2003 was 18.4%, compared to 16.66% in 2002. We believe that 2003 performance will have been in the top quartile of performance by bank holding companies with assets of $3 billion to $10 billion. In 2002, Irwin Financial was in the top quartile of performance of this peer group based on return on average equity. Total shareholder return (including dividends and price appreciation) was 92.01% for 2003 and -1.35% for 2002 for Irwin Financial. These returns compare to 39.00% in 2003 and 3.60% in 2002 for the Russell 2000 Financial Services Sector Index.

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Comparison of Five-Year Cumulative Total Return

Irwin Financial Corporation, Russell 2000 & Russell 2000 Financial Services Sector*

*	The Corporation is included in both the Russell 2000 and Russell 2000 Financial Services indices.

Sally A. Dean	William H. Kling	Brenda J. Lauderback

Interest of Management in Certain Transactions

Certain of our directors and officers and their family members and entities with which these individuals are affiliated, were customers of and had transactions with our subsidiaries in the ordinary course of business during the past year. All outstanding loans and commitments included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Companies controlled by Irwin Miller, the Estate of Clementine M. Tangeman, and William I. Miller purchased commercial paper from us from time to time. The maximum amount outstanding was $20,890,838 during 2003 and the amount outstanding was $16,415,097 at year end 2003. In the opinion of management, the rates paid by us on these commercial paper transactions were comparable to the prevailing rates for such transactions at the time of the respective transactions.

We own a 12.5% interest in a Hawker 800 aircraft in which Cummins Inc. owns the other 87.5%. Cummins also provides maintenance and flight services for the

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aircraft. We paid management fees of $67,709 in 2003 for our ownership interest. We paid $85,007 in 2003 in operating costs to Cummins in connection with the aircraft. We also have a timeshare agreement with Cummins for the use of a substitute aircraft when the jointly-owned aircraft is undergoing major maintenance. The costs and terms associated with the ownership interest and operation of the aircraft were considered at least as favorable as other alternative aircraft arrangements. The costs charged under the timeshare agreement are those permitted by Federal Aviation Regulations. William I. Miller, our Chairman and Chief Executive Officer, is also a director of Cummins Inc. Mr. Solso, one of our directors, is Chairman, Chief Executive Officer and a director of Cummins Inc.

As part of our incentive compensation programs, we have provided certain key managers of our lines of business with minority interests in the subsidiaries they manage, including two of our executive officers — Elena Delgado, who heads our home equity lending line of business, and Joseph LaLeggia, who heads our commercial finance line of business. Under our arrangement with Mr. LaLeggia, he is entitled to a 5% minority interest in the common stock of our subsidiary Irwin Commercial Finance Corporation, the parent company of our leasing line of business. Mr. LaLeggia continues to own an indirect minority interest in Onset Capital Corporation, our Canadian leasing subsidiary, which interest he held when we acquired Onset Capital in 2000.

We have entered into shareholder agreements with Irwin Home Equity and its minority common shareholders, including Elena Delgado. The shareholder agreements, together with the common shares of Irwin Home Equity held by these individuals, in effect provide them with a 10% aggregate interest — and Ms. Delgado with a 5% interest — net of our preferred interest, in the value of the home equity line of business.

Pursuant to the shareholder agreement with Ms. Delgado, as most recently amended in January 2001, Ms. Delgado’s 5% interest in the common stock of Irwin Home Equity Corporation is subject to certain anti-dilution provisions. The agreement provides that in the event of Ms. Delgado’s termination for “serious cause” (as defined in the agreement), all of her shares will be forfeited and transferred back to us. The agreement also provides that in the event that Ms. Delgado and Irwin Financial enter into an agreement whereby we agree to repurchase any or all of her shares, the purchase price of such shares shall be equal to the fair market value of such shares, as determined pursuant to an appraisal process set forth in the agreement. If we propose to sell any of our shares of Irwin Home Equity, Ms. Delgado has certain “co-sale” rights under the agreement.

In 2002, in connection with our effort to reduce the concentration of residual assets at Irwin Union Bank and Trust in light of regulatory capital rules effective in 2002, we reorganized certain subsidiaries that held residual assets from previous home equity securitization transactions and created two subsidiaries to hold those assets. As part of this reorganization, we issued a 10% minority interest in the common stock of one of the new subsidiaries to the minority shareholders of Irwin Home Equity, including Ms. Delgado. Irwin Financial retains a preferred interest in an amount equal to the value of any residual assets we contributed to this subsidiary at the time of contribution. To the extent we realize returns on the

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residual assets in excess of our liquidation preference, Ms. Delgado and the other minority shareholders would share proportionately with us as common shareholders in the excess return.

In January 2002, we entered into loan agreements with four executives who are also minority shareholders of Irwin Home Equity, including Ms. Delgado. The principal amount of the loan made to Ms. Delgado was $1.025 million. The loan, which has a term of three years, bears interest at a rate of 2.710% compounded semiannually and is secured by a pledge of Ms. Delgado’s ownership interest in the home equity line of business (including all her common shares of Irwin Home Equity and all rights under her shareholder agreement as well as any shares of capital stock of any other entity to which assets of Irwin Home Equity may be assigned or distributed from time to time in connection with the reorganization of this line of business). Amounts due on the loan are payable upon the earlier of maturity of the loan or Ms. Delgado’s receipt of proceeds as the result of certain liquidity events.

In addition, as part of the incentive arrangements of the minority shareholders of Irwin Home Equity, we proposed, subject to certain conditions, that we make certain tax “gross up” payments to the minority shareholders, including Ms. Delgado. Under the proposal, if certain conditions are met, the payments would occur if we or Irwin Home Equity purchased shares of Irwin Home Equity from the minority shareholders and they were required to treat any portion of their sale proceeds as ordinary income for tax purposes.

Irwin International Corporation is the subsidiary in our commercial finance line of business that owns approximately 78 percent of our Canadian Leasing subsidiary, Onset Capital Corporation. The minority shareholder of Onset Capital is Onset Holdings, Inc., a Canadian company owned directly and indirectly by members of Onset Capital’s senior management. Irwin International entered into a shareholder agreement with Onset Holdings under which Irwin International, upon the occurrence of certain events, may exercise a call option for a specified number of Onset Capital shares held by Onset Holdings. The purchase price for the shares subject to the call option is equal to the fair market value of such shares, as determined pursuant to an appraisal process set forth in the agreement.

If Irwin International proposes to sell any of its shares of Onset Capital, Onset Holdings has certain “co-sale” rights under the agreement. Irwin International also has a conditional right to compel Onset Holdings to participate in a sale to a third party subject to Onset Holdings’ right to purchase all of Irwin International’s shares for a purchase price based on the aggregate transaction value set forth in the third party offer. In addition to the sale and purchase rights, the shareholder agreement provides that Onset Holdings’ interest in the common stock of Onset Capital is subject to certain anti-dilution provisions.

During 2001, Irwin Ventures entered into a management arrangement with certain members of senior management, including our Chairman and Chief Executive Officer, William I. Miller, and Executive Vice President, Thomas D. Washburn. Under the arrangement, participating individuals have a carried interest entitling them, in the aggregate, to up to 20% of the profits earned on venture investments made by Irwin Ventures. No amounts are currently accrued to the

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accounts of Messrs. Miller and Washburn under this carried interest arrangement. In addition, certain of our executive officers participate in a private fund organized to co-invest with Irwin Ventures. At the beginning of each calendar year, participants may elect to contribute to the fund a portion of their annual bonus to be received for that year, up to a current maximum limit of $25,000. The agreement governing this fund originally authorized us, at the election of each individual participant, to make a matching contribution in the form of a non-recourse loan to fund up to 50% of the participant’s annual investment in the co-investment fund. Following the adoption of the Sarbanes-Oxley Act of 2002, which imposes a prohibition on loans to executive officers, we amended this agreement to eliminate this non-recourse loan feature. The aggregate amount of the annual investment is contributed to the fund effective January 1 following the year in which the election is made. To date, Messrs. Davis, Ehlinger, Griffith, Souza and certain former executive officers have made co-investments with Irwin Ventures through this fund totaling $440,000 through 2003 including $10,000 contributed by the individual participants in 2003. The participants have elected to co-invest a total of an additional $20,000 during 2004. These amounts invested through 2004 include non-recourse loans made to these individuals prior to July 30, 2002 in the aggregate amount of $215,000. These loans bear interest at rates of 8.0% and 6.75% and are secured by a pledge of the participant’s proportionate interest in the co-investments made during the applicable year.

Audit and Risk Management Committee Report

In assisting the Board of Directors, the Audit and Risk Management Committee has performed the following:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees);

•	Received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with the auditors the auditors’ independence.

Based on the reviews and discussion referred to above, the Audit and Risk Management Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit and Risk Management Committee members are John C. McGinty, Jr. (Committee Chair), Sally A. Dean, John T. Hackett, R. David Hoover and Brenda J. Lauderback.

Independent Public Accountants

PricewaterhouseCoopers LLP, certified public accountants, will audit the books and accounts of the Corporation for 2004. Each professional service performed by PricewaterhouseCoopers LLP during 2003 was reviewed and the possible effect of

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such services on the independence of the public accounting firm was considered by the Audit and Risk Management Committee. No member of the firm has any material interest, financial or otherwise, in us or any of our subsidiaries.

We have invited representatives of PricewaterhouseCoopers LLP to be present at the Annual Shareholders’ Meeting. We expect the representatives will attend the meeting. If present, these representatives will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders. See “Director Meetings and Standing Committees” for information regarding our Audit and Risk Management Committee.

The aggregate audit fees billed by PricewaterhouseCoopers for the years ended December 31, 2002 and 2003 are as follows:

	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)

2003	$821,180	$170,401	$74,475	$48,275
2002	$802,572	$181,237	$167,730	$117,914

(1)	2003 Audit-Related Fees include:

$66,345	Detail analysis of residual asset valuation model
59,927	Accounting and audit services related to securitization activities
32,350	Audit of our benefit plans
11,779	Various other audit-related consultation

$170,401

2002 Audit-Related Fees include:

$72,853	Accounting services related to SFAS No. 133
34,000	Accounting and audit services related to securitization activities
29,680	Audit of our benefit plans
27,000	Accounting services related to allowance for loan losses
15,000	Accounting services related to residual asset modeling
2,704	Various other audit related consultation

$181,237

(2) 2003 Tax Fees include:

$47,475	Tax consultation related to our Canadian operation
27,000	Preparation and review of partnership tax returns related to home equity securitizations

$74,475

2002 Tax Fees include:

$23,928	Tax consultation related to our Canadian operation
143,802	Various tax related consultation

$167,730

(3) 2003 All Other Fees include:

$29,971	Consultation related to unclaimed property
6,489	Sarbanes-Oxley 404 related consultation
11,815	Various other consultation

$48,275

2002 All Other Fees include:

$69,100	Home equity loan system process improvement project
47,749	Human resources consultation
1,065	Various other consultation

$117,914

In accordance with the SEC’s rules issued pursuant to the Sarbanes-Oxley Act of 2002, which were effective as of May 6, 2003 and require, among other things,

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that the Audit and Risk Management Committee pre-approve all audit and non-audit services provided by our independent auditor, the Audit and Risk Management Committee adopted a formal policy on auditor independence requiring the approval by the Audit and Risk Management Committee of all professional services rendered by our independent auditor prior to the commencement of the specified services.

Since May 6, 2003, 100% of the services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” were approved by the Audit and Risk Management Committee in accordance with the formal policy on auditor independence.

2.	Proposal to Approve Amendments to the Irwin Financial Corporation 2001 Stock Plan

Introduction

We are asking our shareholders to approve proposals to amend the Irwin Financial Corporation 2001 Stock Plan to increase the number of shares of common stock issuable thereunder by 2,000,000 shares and to reflect certain other amendments described below. Subject to shareholder approval, the Board of Directors approved the proposed amendments and the Amended and Restated 2001 Stock Plan (the 2001 Stock Plan) on February 20, 2004.

Currently, out of the 2,000,000 shares initially authorized under the 2001 Stock Plan, there are approximately 1,074,809 shares of common stock remaining available for grant. Approval of the proposed amendment would increase the total number of shares of common stock remaining available for grant under the 2001 Stock Plan to approximately 3,074,809 shares. The additional shares will enable the Corporation to be competitive in attracting employees and non-employee directors and provide an important tool in promoting the retention of these individuals, while simultaneously aligning the Corporation’s interests with those of its shareholders.

As of February 19, 2004, the closing price for our common stock on the New York Stock Exchange was $29.14 per share.

The following description is a summary of the principal material features of the 2001 Stock Plan, as amended. A copy of the 2001 Stock Plan can be obtained upon written request from Matt Souza, Secretary, 500 Washington Street, Columbus, Indiana 47201.

Summary of Changes

The proposed amendments to the 2001 Stock Plan consist of the following:

•	the aggregate number of shares authorized for issuance would be increased from 2,000,000 shares to 4,000,000 shares;

•	no award may be granted on or after April 25, 2011 (which is the ten-year anniversary of original shareholder approval of the 2001 Stock Plan); and

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•	no outstanding option may be repriced.

Purpose

The purpose of the 2001 Stock Plan is to advance the interests of the Corporation and its shareholders by encouraging and providing for the acquisition of an equity interest in the Corporation by employees and non-employee directors of the Corporation and its subsidiaries, by providing additional incentives and motivation toward superior performance of the Corporation, and by enabling the Corporation to attract and retain the services of employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Corporation’s operations is largely dependent.

Reservation of Shares

The Corporation has reserved 2,000,000 shares as authorized for issuance under the 2001 Stock Plan. Approval of the proposed amendment will increase the maximum number of shares issuable under the 2001 Stock Plan to 4,000,000 shares. Authorized but unissued shares and treasury shares, not reserved for any other purpose, may be made available for issuance under the 2001 Stock Plan. Shares subject to an award granted under the 2001 Stock Plan that expire or terminate for any reason without being fully exercised or issued shall be available for subsequent grants under the 2001 Stock Plan.

Administration

The 2001 Stock Plan will be administered by the Compensation Committee of the Board (the Committee).

The Committee shall have the discretion to determine the employees and non-employee directors to whom options, restricted stock, Stock Appreciation Rights (SARs), and phantom stock units will be granted and whether any option will be an incentive stock option or a nonqualified stock option. The Committee shall also have the discretion to determine the time of grant, the number of SARs or shares to be covered by each award, the exercise price, the exercise period, and any other terms and conditions of the award.

The disposition of an award in the event of retirement, disability, death or other termination of a participant’s employment or service as a non-employee director shall be as determined by the Committee as set forth in the award agreement, or if not specified in the award agreement, as set forth in the 2001 Stock Plan.

Except to the extent permitted by the specific terms of any nonqualified stock option agreement, no award will be assignable or transferable except by will or the laws of descent and distribution.

Changes in Capitalization

In the event any change is made to the number of outstanding shares of the Corporation because of a share split, combination of shares, reclassification, stock

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dividend, merger or consolidation, recapitalization or other change in corporate structure, appropriate adjustments will be made in (i) the number of shares that may be granted or SARs available for awards, (ii) the award/ grant price, and (iii) the number of shares or SARs subject to outstanding awards granted pursuant to the 2001 Stock Plan. In the event there is a change of control (as defined in the 2001 Stock Plan) of the Corporation, all options, SARs and phantom stock units shall become immediately exercisable and all restrictions on restricted shares will lapse.

Issuance Limitations

The maximum number of shares that may be awarded to any single participant may not exceed 300,000 during any calendar year, subject to adjustment for corporate changes; and the maximum aggregate cash payout (including SARs and phantom stock units paid out in cash) with respect to awards granted under the 2001 Stock Plan that may be made to any single participant during any calendar year is $1,000,000, except to the extent the Committee determines an award to a named executive officer shall not be designed to comply with the Internal Revenue Code Section 162(m) exception for performance-based compensation from its tax deductibility limitations. All of the shares that may be issued under the 2001 Stock Plan may be issued with respect to incentive stock options.

Eligibility

Employees and non-employee directors of the Corporation or its subsidiaries will be eligible to participate in the 2001 Stock Plan. At present, approximately 50 persons currently participate in the 2001 Stock Plan.

Terms of Options and SARs and Option Price

The option price of stock options granted under the 2001 Stock Plan may not be less than 100% of the fair market value of such shares on the date the option is granted. For purposes of the 2001 Stock Plan, the fair market value means the mean between the closing bid and ask price as reported on the New York Stock Exchange on the relevant date. Previous awards generally have provided that stock options expire on the tenth anniversary of, and may not be exercised more than ten years after, the date on which the option is granted. Each SAR granted will represent the right to receive cash in an amount equal to the excess of the fair market value of a share, on the date the SAR is exercised, over the grant price of the SAR. The Committee shall have the discretion to pay this excess amount in cash, common stock or a combination thereof.

Payment of Option Price

The exercise price shall be paid either in cash or, if lawful and permitted by the Committee, (a) by the transfer to the Corporation of a number of shares of the Corporation previously acquired by the participant, the fair market value of which at the time of exercise, plus an appropriate amount of cash, if any, is equal to the exercise price, (b) in installments, (c) by directing a licensed broker, acceptable

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to the Corporation, to tender cash or cash equivalents equal to the exercise price to the Corporation at the time the certificates are delivered to the broker, (d) by any other means the Committee determines to be consistent with the 2001 Stock Plan’s purpose and applicable law, or (e) by a combination of the foregoing.

The 2001 Stock Plan also permits participants who exercise options or phantom stock units, receive shares upon the lapse of restrictions on restricted shares, or incur any other taxable event arising as a result of awards under the 2001 Stock Plan, to elect to have the Corporation withhold a portion of the shares to which the participant is otherwise entitled in order to satisfy any federal, state or local tax liability imposed on the participant by virtue of such event.

Terms of Restricted Stock and Phantom Stock Units

Restricted stock consists of shares that may not be sold or otherwise disposed of during a restricted period after grant as determined by the Committee. The Committee may provide for the lapse of such restrictions in installments. Restricted stock may be voted by the participant. Dividends on the restricted stock shall be payable to the participant. A recipient of a grant of restricted stock will generally earn unrestricted ownership thereof only if the individual is continuously employed by the Corporation or a subsidiary during the entire restricted period.

Each phantom stock unit shall represent one share of common stock. The holder of a phantom stock unit shall be entitled to receive the amount equal to the then-current fair market value of a share of common stock multiplied by the number of phantom stock units the participant chooses to exercise, less the exercise price to be paid by the participant, if any. Payment to the participant may be made in cash, common stock or a combination thereof as determined by the Committee. A holder of phantom stock is not entitled to any dividends with respect to such units.

For restricted stock and phantom stock unit awards, the Committee may, from time to time, establish performance criteria with respect to an award. These performance criteria may be measured in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated and may be based on, or adjusted for, other objective goals, events, or occurrences established by the Committee for a performance period, including but not limited to earnings, stock price, market share, regulatory compliance, and improvements in financial ratings. Generally, the performance criteria related to an award made to a Named Executive Officer must be established by the Committee prior to the completion of 25% of the performance period or such earlier date as may be required by Section 162(m) of the Internal Revenue Code.

At the end of each performance period for an award, the Committee will determine the extent to which the performance criteria established for the performance period have been achieved and determine the payout of the performance award.

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Amendment and Termination; Option Repricing

The Board of Directors may amend or modify the 2001 Stock Plan, in whole or in part, at any time subject to any required shareholder approval pursuant to applicable laws, rules, or regulations. The 2001 Stock Plan will remain in effect until April 25, 2011, and no award may be granted on or after that date. No outstanding option may be repriced.

Federal Income Tax Consequences

The following discussion summarizes the federal income tax consequences to participants who may receive stock options under the 2001 Stock Plan. The discussion is based upon interpretations of the Internal Revenue Code in effect as of January 1, 2004, and the regulations promulgated thereunder as of such date. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment.

Incentive Stock Options

No taxable income is realized by the participant pursuant to the exercise of an incentive stock option granted under the 2001 Stock Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (a) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Corporation for federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon disposition of the shares) over the exercise price thereof, and (b) the Corporation will be entitled to deduct such amount. Any further gain or loss realized will be taxed as capital gain or loss, and will not result in any deduction by the Corporation.

If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

Nonqualified Stock Options

For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option granted under the 2001 Stock Plan. Upon the exercise of a nonqualified stock option, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price multiplied by the number of shares received pursuant to the exercise of such option. A subsequent sale or exchange of such shares will result in

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gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option, and (b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

The Corporation is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.

Vote Required

Approval of the amendments to the 2001 Stock Plan requires the affirmative vote of a majority of the shares represented in person or by proxy and voted on this matter at the Annual Meeting. Proxies received by the Corporation and not revoked prior to or at the Annual Meeting will be voted FOR this proposal unless otherwise instructed by the shareholder. If shareholders fail to approve the proposed amendment, the proposed amendment will not be effective and the 2001 Stock Plan will continue to operate in accordance with its existing terms.

New Plan Benefits Table

Irwin Financial Corporation Amended and Restated 2001 Stock Plan

No determination has yet been made as to the amount or terms of any future grants of stock options to executive officers, directors or non-executive employees if shareholders approve the amendment to the 2001 Stock Plan. If shareholders approve the proposed amendment to the 2001 Stock Plan to increase the authorized shares available for option grants, future grants of options to the Named Executive Officers and the groups shown on the following table will be determined by the Committee. The following table summarizes all awards of any

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kind made to the listed individuals or groups of individuals under the 2001 Stock Plan from the time it became effective in April 2001 through February 20, 2004.

	Dollar	Number of
Name and Principal Position	Value ($)	Units(1)

William I. Miller	N/A	246,900
Chairman and CEO
Robert H. Griffith	N/A	18,800
President and CEO, Irwin Mortgage Corporation
Thomas D. Washburn	N/A	45,700
Executive Vice President
Gregory F. Ehlinger	N/A	54,500
Senior Vice President and Chief Financial Officer
Claude E. Davis	N/A	51,800
Senior Vice President
Executive Group	N/A	591,600
Non-Executive Director Group	N/A	46,800
Non-Executive Officer Employee Group	$340,000 (2)	332,000
Nominee Directors:
Sally A. Dean	N/A	5,800
William H. Kling	N/A	5,800
Lance R. Odden	N/A	5,800

(1)	The Number of Units set forth in this column reflects the number of shares of the Corporation’s common stock underlying stock options that have been previously granted under the 2001 Stock Plan to these individuals and groups. All options granted under the 2001 Stock Plan to date were granted as non-qualified options. See “Executive Compensation and Other Information” for additional information on options granted to Named Executive Officers.

(2)	The Dollar Value reflects the value of restricted stock awards to individuals within this group based on the mean closing bid and ask price for the Corporation’s common stock as reported on the NYSE on the date of grant. A total of 12,748 shares of common stock have been issued under the 2001 Stock Plan in the form of restricted stock awards.

The Board of Directors recommends that shareholders vote FOR approval of the Irwin Financial Corporation Amended and Restated 2001 Stock Plan.

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3.	Proposal to Approve the Amendment to the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan

Introduction

We are asking our shareholders to approve a proposal to amend the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan (the 1999 Plan). Subject to shareholder approval, the Board of Directors approved the proposed amendment (described below) to the 1999 Plan on February 20, 2004.

Currently, out of the 100,000 shares initially authorized under the 1999 Plan, there are approximately 34,864 shares of common stock remaining available for grant. Approval of the proposed amendment would increase the total number of shares of common stock remaining available for grant under the 1999 Plan to approximately 84,864 shares.

As of February 19, 2004, the closing price for the Corporation’s common stock on the New York Stock Exchange was $29.14 per share. The following description is a summary of the material terms of the 1999 Plan, as amended. A copy of the 1999 Plan can be obtained upon written request from Matt Souza, Secretary, 500 Washington Street, Columbus, Indiana 47201.

Summary of Changes

The proposed amendment to the 1999 Plan consists of the following:

•	the aggregate number of shares authorized for issuance would be increased from 100,000 shares to 150,000 shares.

General Information

Under the 1999 Plan, outside directors may receive shares of common stock of the Corporation in lieu of payment of Director Fees (defined below). If all of the director nominees are elected at the Annual Meeting, the Corporation will have eight directors who are considered outside (non-employee) directors. Shares issued under the 1999 Plan will not be issued or delivered to the individual until all applicable federal and state securities law requirements regarding the offer and sale of securities issued under the 1999 Plan have been met.

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Purpose

The 1999 Plan is designed to encourage ownership of shares of the Corporation by outside directors in order to provide such directors with a more direct and proprietary interest in the welfare and success of the Corporation and to encourage their continuation as directors. The 1999 Plan further intends to promote the welfare of the Corporation by those who are primarily responsible for shaping and carrying out the long-term plans and objectives of the Corporation, thereby furthering and securing the Corporation’s continued growth and financial success. The 1999 Plan provides outside directors with the opportunity to elect to receive their annual retainer fees and/or meeting attendance fees (collectively, Director Fees) in the form of shares rather than cash. Only outside directors of the Corporation or its subsidiaries are eligible to participate in the 1999 Plan.

Administration

The 1999 Plan is administered by a Plan Committee, which initially consists of the Secretary of the Corporation.

Reservation of Shares

The 1999 Plan currently permits the issuance of up to 100,000 shares of common stock of the Corporation. Approval by shareholders of the proposed amendment will increase the maximum number of shares available for issuance under the 1999 Plan to 150,000 shares. Authorized but unissued shares and reacquired shares may be made available for issuance under the 1999 Plan.

Election to Receive Common Shares

The 1999 Plan provides that unless an outside director makes an election, Director Fees will be paid in cash. The Director Fees will be payable at the election of the outside director in the form of a grant of shares equal to the cash value of the fees. The number of shares issued to a director under the 1999 Plan will be determined by dividing the market value of a share into the dollar amount of Director Fees covered by an election. For purposes of the 1999 Plan, the market value is defined as the closing price of the common stock as reported on the New York Stock Exchange on the last trading day prior to the effective date of a director’s election or such other date as may be designated by the Plan Committee. For retainer fees, the fair market value generally is the closing price of the Corporation’s common stock as reported on the NYSE for the last trading day prior to January 1 of the calendar year in which such retainer fees would otherwise have been paid in cash; and for the meeting fees, the fair market value generally is the closing price of the Corporation’s common stock as reported on the NYSE for the last trading day of the quarter in which such meeting fees would otherwise have been paid in cash.

Except for 1999 and an election for a calendar year in which a person first becomes an outside director, each election shall be effective for not less than one calendar year, but may be made for additional calendar years, subject to any

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limitation imposed by the Plan Committee at the time an election is made. A grant of shares for multiple years of service will be equal to the value of the Director Fees multiplied by the number of service years covered by the election.

Each election made under the 1999 Plan will be irrevocable and will be effective only for the plan year or plan years to which such election relates. In the event that an outside director elects to receive a grant covering multiple years of prospective service, such director will not be eligible to make another election under the 1999 Plan until all years of service pertaining to the multiple year election have been served.

Issuance of Certificates

Before delivery of the shares to an outside director, certificates issued by the Plan Committee will be held by the Corporation’s Secretary for one year after the last date covered by the election pursuant to which the shares were issued, or an earlier date determined by the Plan Committee. An outside director may defer delivery of certificates until expiration of the last plan year covered by an election. Certificates issued under the 1999 Plan are subject to forfeiture on a pro rata basis if the recipient does not serve until the end of the plan year to which such certificates apply. Shares so forfeited will revert to the Corporation and may again be issued under the 1999 Plan. If cessation of service is due to retirement, death or disability, the Plan Committee may waive the forfeiture provisions with the result that the outside director may receive the shares with respect to the retainer fees for the plan year in which the cessation of service occurs.

Recapitalization

The aggregate number of shares that may be issued under the 1999 Plan and the number of shares subject to each outstanding election will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares resulting from a subdivision or consolidation of shares of the Corporation or any other capital adjustment of the Corporation, the payment of a share dividend, a share split, or any other increase or decrease in shares effected without receipt of consideration by the Corporation. Other than with regard to the laws of descent and distribution and by will, no right to receive shares under the 1999 Plan will be assignable or transferable.

Rights as a Shareholder

An outside director shall have no rights as a shareholder with respect to shares subject to an election until the date of issuance of a certificate representing those shares. Upon the issuance of a certificate, the shares represented thereby shall be fully paid and nonassessable shares of the Corporation. The outside director shall have the power to vote those shares on all matters presented to a vote of the shareholders of the Corporation and shall be entitled to receive all dividends and other distributions declared or paid by the Corporation on those shares. An outside director shall have no right to sell, pledge, encumber or otherwise dispose of any shares issued pursuant to the 1999 Plan during the time the certificates

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representing the shares are held by the Secretary, other than for transactions between the outside director and the Corporation or any director of the Corporation or an affiliate.

Term of the 1999 Plan and Amendments

The 1999 Plan shall terminate on December 31, 2009, or on such earlier date as the Board of Directors of the Corporation may determine. In addition, no common shares may be issued under the 1999 Plan after December 31, 2009. The Board of Directors, except any members participating in the 1999 Plan, may from time to time, alter, amend, suspend, or discontinue the 1999 Plan with respect to any shares for which certificates have not been issued.

Votes Required

Approval of the proposed amendment requires the affirmative vote of a majority of the shares represented in person or by proxy and voted on this matter at the Annual Meeting. Proxies received by the Corporation and not revoked prior to or at the Annual Meeting will be voted FOR this proposal unless otherwise instructed by the shareholder. In the event shareholders fail to approve this proposal, the proposed amendment will not be effective and the 1999 Plan will continue to operate in accordance with its existing terms.

New Plan Benefits Table

Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan

No determination can yet be made as to the amount of future awards of restricted stock to outside directors under the 1999 Plan because the number of shares to be awarded to those outside directors who elect to receive shares in lieu of cash will be determined in the future based on the price of the Corporation’s common stock and on the amount of Directors Fees subject to elections. The following table presents information concerning the awards made during 2003 under the 1999 Plan. For 2003, seven outside directors elected to receive payment of a portion of their Directors Fees in the form of restricted stock in lieu of cash. Seven individuals have elected to receive restricted stock in lieu of a portion of their cash Directors Fees in 2004. Directors who are employees of the

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Corporation, executive officers, and other employees are not eligible to receive benefits under the 1999 Plan.

Dollar
	Value	Number
Name and Principal Position	($)	of Units

William I. Miller	N/A	N/A
Chairman and CEO
Robert H. Griffith	N/A	N/A
President and CEO, Irwin Mortgage Corporation
Thomas D. Washburn	N/A	N/A
Executive Vice President
Gregory F. Ehlinger	N/A	N/A
Senior Vice President and Chief Financial Officer
Claude E. Davis	N/A	N/A
Senior Vice President
Executive Group	N/A	N/A
Non-Executive Director Group	$394,000(1)	22,462(2)
Non-Executive Officer Employee Group	N/A	N/A

(1)	Reflects the cash amount of Director Fees elected for 2003 to be received in the form of restricted stock. The number of shares was calculated by dividing the dollar amount of Directors Fees covered by non-employee Director elections by (a) for retainer fees, the closing price of the Corporation’s common stock as reported on the NYSE for December 31, 2002; and (b) for meeting fees, the closing price of the Corporation’s common stock as reported on the NYSE for the last trading day of the quarter in which such meeting fees would otherwise have been paid in cash.

(2)	Reflects the number of shares of restricted stock awarded under the 1999 Plan in 2003.

The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan.

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4. Proposal to Approve the Irwin Financial Corporation Short Term Incentive Program

Introduction

In February 2002, the Board of Directors approved the Irwin Financial Corporation short term incentive program. The program was subsequently amended, restated and approved effective February 20, 2004. We are seeking shareholder approval in this proxy statement in order for each short term incentive plan to qualify as a performance-based compensation plan under Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of annual compensation over $1 million paid to certain employees. However, this limit does not apply to qualifying performance-based compensation.

The Corporation’s short term incentive program is intended to produce a competitive incentive bonus package that correlates the compensation of its eligible employees with the performance of the Corporation and its lines of business. As part of its short term incentive program, the Corporation maintains short term incentive plans for the Corporation and each of its lines of business, consisting of the following: the Irwin Financial Corporation Amended and Restated Short Term Incentive Plan, Irwin Commercial Finance Amended and Restated Short Term Incentive Plan, Irwin Home Equity Amended and Restated Short Term Incentive Plan, Irwin Mortgage Corporation Amended and Restated Short Term Incentive Plan, and the Irwin Union Bank and Trust Company Amended and Restated Short Term Incentive Plan. Each short term incentive plan within the short term incentive program consists of similar terms and features.

The following description of the short term incentive program sets forth the material terms of the respective short term incentive plans, as amended. A copy of each of the short term incentive plans can be obtained upon written request from Matt Souza, Secretary, 500 Washington Street, Columbus, Indiana 47201.

Purpose

The purpose of the short term incentive program is to support the achievement of the Corporation and its lines of business’s business and financial goals in order to increase shareholder value by attracting and retaining high caliber employees who are capable of improving business results.

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Participation

Participants in the short term incentive program include those individuals who are both (a) senior officers of either the Corporation or one of its lines of business and (b) designated by the applicable Corporation or line of business committee as an eligible participant.

Administration

The Irwin Financial Corporation Short Term Incentive Plan is administered by the Corporation’s Compensation Committee (the Committee). The Committee must approve any target award opportunity, performance level and performance criteria with respect to a Covered Officer (defined below). The Committee has the discretion, from time to time, to delegate to any officer or officers of the Corporation or its lines of business any and all authority that it deems necessary or appropriate to carry out the day-to-day administration of the short term incentive plans, including, without limitation, the authority to maintain and administer employee records, payroll records, and any record keeping associated with voluntary deferral of bonuses.

Each short term incentive plan of a line of business is administered by a committee, which consists of the chairman of the board of directors of such line of business.

Awards

Each committee will establish performance goals and corresponding award opportunities, which will be expressed as a percentage of a participant’s base salary at the end of the performance period, (a) for each senior officer of the Corporation or a line of business who, on the last day of the taxable year of the Corporation, is the chief executive officer of the Corporation or any other officer of the Corporation or a line of business who is, for such taxable year, among the Corporation’s four most highly compensated officers (as defined in Internal Revenue Code Section 162(m)(3)) (each of these individuals is a “Covered Officer”), within 90 days of the beginning of any performance period (and no later than after 25% of that performance period has elapsed), and (b) for any other participants at any time as the committee of the Corporation or its lines of business deems appropriate. The performance goals and corresponding target award for each Covered Officer must also be approved by the Committee within the time frame described above. Once established for an award, performance goals may not be revised if such revision would cause compensation relating to such award to fail to qualify as performance-based compensation under Section 162(m).

The appropriate committee may specify different performance levels that would entitle the participant to payouts less than or greater than the target award amount, and each award made under the plan shall specify the corresponding threshold, target and maximum amounts payable to the participant. The committee may specify that the maximum amount payable is the maximum permitted under the plan. Performance goals may be absolute in their terms or

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measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may provide that the performance targets will be determined by including or eliminating the financial effects of specified transactions or occurrences. Such performance goals may be particular to a line of business, subsidiary or other unit or the Corporation or its lines of business generally, and may, but need not, be based upon a change or an increase or positive result.

The committees have used return on equity as a performance measure in the past. The plans also permit the committees to establish performance goals tracking any one or more of the following business measures:

•	earnings per share

•	net earnings

•	net income

•	operating earnings

•	customer satisfaction

•	revenues

•	net sales

•	financial return ratios such as return on equity, return on assets, return on capital, and return on investment

•	ratio of debt to earnings or shareholders’ equity

•	market performance

•	market share

•	balance sheet measurements

•	economic profit

•	cash flow

•	shareholder return

•	margins

•	productivity improvement

•	distribution expense

•	delivery reliability

•	cost control or operational efficiency measures

Awards will be payable in cash, and the maximum dollar amount for a cash award that may be earned under a short term incentive plan by a participant for any single year is $2,000,000, and amounts earned under an award relating to a performance period of more than one year are deemed to be earned ratably over the number of full and partial years in the performance period.

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Payment of Awards

At the end of a performance period, the committee will determine the amount of the award payable to each participant under the short term incentive plan based on the degree to which the performance goals established for such participant had been achieved. For any awards payable to Covered Officers, the line of business committee, if an award relates to a line of business, and the Committee will certify in writing the extent to which the performance goals have been satisfied and the amount to be delivered to each Covered Officer as a result thereof. The Committee may reduce the amount of any of these awards based upon its assessment of individual performance, the failure of the senior officer to remain employed by the Corporation or its lines of business throughout the performance period, or for any other reason, and may increase the award of any participant other than a Covered Officer to reflect individual performance and/or extraordinary circumstances. Participants who were hired or transferred during a performance period will receive prorated awards. The Committee may allow senior officers to defer payment of all or part of any awards, and interest will be credited on deferred amounts.

Amendment; Termination

The Board of Directors of the Corporation or its lines of business may, from time to time, amend, suspend or terminate its respective short term incentive plan or any part of its short term incentive plan as they deem proper and in the best interest of the Corporation or its lines of business. However, no such action may cause any participant to be deprived of any award previously awarded but not yet paid, and no such action may be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year. In addition, no amendment or modification will be effective without shareholder approval if that approval is necessary to comply with the requirements for performance-based compensation under Section 162(m).

Vote Required

Approval of the short term incentive program requires the affirmative vote of a majority of the shares represented in person or by proxy and voted on this matter at the Annual Meeting. Proxies received by the Corporation and not revoked prior to or at the Annual Meeting will be voted FOR this proposal unless otherwise instructed by the shareholder. If shareholders fail to approve the short-term incentive program, each of the plans will fail to qualify as a performance-based compensation plan under Section 162(m) of the Internal Revenue Code, and the plans will continue to operate in accordance with their existing terms.

New Plan Benefits Table

Irwin Financial Corporation Short Term Incentive Program

No determination has yet been made as to the target amounts or terms of any awards under the short term incentive program for 2004. The following amounts

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were received by or allocated to each of the listed individuals and groups for fiscal year 2003. In 2003, performance targets for the named executive officers were based on return on equity:

	Dollar	Number of
Name and Principal Position	Value ($)	Units(1)

William I. Miller	$698,796	N/A
Chairman and CEO
Robert H. Griffith	$833,284	N/A
President and CEO, Irwin Mortgage Corporation
Thomas D. Washburn	$267,900	N/A
Executive Vice President
Gregory F. Ehlinger	$249,100	N/A
Senior Vice President and Chief Financial Officer
Claude E. Davis	$249,100	N/A
Senior Vice President
Executive Group	$2,904,167	N/A
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group	$10,677,364	N/A

(1)	Awards under the short term incentive program do not involve units.

Performance targets for senior executives other than the named executive officers were based on return on equity or a proxy therefore which is appropriate for the executives’ line of business.

The Board of Directors recommends that shareholders vote FOR approval of the Irwin Financial Corporation Short Term Incentive Program.

Voting Procedures

Shareholders owning a majority of all the common shares outstanding must be present in person or represented by proxy in order to constitute a quorum for the transaction of business. Thus, approximately 14,125,186 shares will be required at the meeting for such quorum. The three nominees receiving the greatest number of votes at the meeting, either in person or by proxy, will be elected as directors for the ensuing three-year term, as indicated. Adoption of each of the Amendments to the Irwin Financial Corporation 2001 Stock Plan, the Amendment to the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan, and the Irwin Financial Corporation Short Term Incentive Program requires the affirmative vote of a majority of the shares represented in person or by proxy and voted on each matter at the Annual Meeting. Proxies returned by brokers as “non-votes” on behalf of shares held in street name because the beneficial owner has withheld voting instructions, and proxies returned with abstentions, will be treated as present for purposes of determining a quorum but will not be counted as voting on any matter as to which a non-vote or abstention is indicated on the proxy.

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Annual Report on Form 10-K

We are providing all shareholders with a copy of our Annual Report on Form 10-K for 2003, together with all financial statements, schedules, and a list of the exhibits filed with the Form 10-K. If any shareholder wishes a copy of the exhibits filed with our Annual Report on Form 10-K, we will furnish the exhibits without charge. All requests for copies should be in writing and directed to Gregory F. Ehlinger, Senior Vice President and Chief Financial Officer, Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201.

Deadline for Shareholder Proposals for the 2005 Annual Meeting

Any proposals of shareholders that are otherwise eligible for inclusion in our proxy material must be received at our principal executive offices, 500 Washington Street, Columbus, Indiana 47201, prior to November 19, 2004, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy for the 2005 Annual Meeting pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934. Proposals of shareholders submitted outside the process of Rule 14a-8 (Non-Rule 14a-8 Proposals) in connection with the 2005 Annual Meeting must be received by us by February 2, 2005 or such proposals will be considered untimely. Our proxy for the 2005 Annual Meeting will give discretionary authority to the proxy holders to vote on all Non-Rule 14a-8 Proposals we receive after February 2, 2005.

Shareholder Communication with the Board of Directors

Our independent directors have unanimously approved a process for shareholders to send communications to the Board of Directors. As a result, shareholders who wish to communicate with the Lead Director or the Board may do so by directing their correspondence in writing to Mr. Lance Odden, currently our Lead Director, in care of Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201.

The Board welcomes, but does not require, directors to attend the Annual Meeting of Shareholders. At the 2003 Annual Meeting, six of the nine members of the Board then serving were in attendance.

Miscellaneous

As of the date of this proxy statement, our Board of Directors has no knowledge of any matters to be presented for consideration at the meeting other than the matters described in this proxy statement. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named in this proxy statement is nominated at the meeting for election as a director because a nominee named in this proxy statement is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise

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incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendation of our Board of Directors.

MATT SOUZA, Secretary

March 19, 2004

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Appendix A

IRWIN FINANCIAL CORPORATION

AUDIT & RISK MANAGEMENT COMMITTEE CHARTER

PURPOSE

The primary function of the Audit & Risk Management Committee (the “Committee” or ARMC) is to assist the Board of Directors in fulfilling its oversight of (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Corporation’s independent accountants, and (iv) the performance of the Corporation’s internal audit function and independent accountants.

The Committee meets these responsibilities by reviewing the financial reports and other financial information provided by the Corporation to shareholders and others; reviewing the Corporation’s processes for the oversight and management of financial and operational risks, including the system of internal control that management and the Board of Directors have established; and reviewing the Corporation’s auditing, accounting and financial reporting processes generally.

The Committee derives its authority from the by-laws of Irwin Financial Corporation (the “Corporation”) and is hereby given all resources and authority necessary to properly discharge its responsibilities. The Audit & Risk Management Committee’s primary duties and responsibilities are to:

•	Provide an open avenue of communication among management, the internal auditors, the independent accountants, and the Board of Directors.

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the qualifications and audit efforts of the Corporation’s independent accountants and internal auditing department.

The Audit & Risk Management Committee will primarily fulfill these responsibilities by carrying out the activities enumerated below in the section titled “Duties and Responsibilities.” To the extent permitted by applicable regulations and listing requirements, the Committee may obtain assistance from management or staff in accomplishing these responsibilities.

COMPOSITION AND QUALIFICATIONS

The Audit & Risk Management Committee will be comprised of three or more directors. All members of the Committee will be independent directors, as determined by the Board of Directors in accordance with guidelines of the New York Stock Exchange and other applicable regulations. No member of the Committee may, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other committee of the Corporation: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Corporation or any of its subsidiaries, or (ii) be an affiliated person of the Corporation or any of its subsidiaries. Any director of the Corporation who is determined to be independent by the Board of Directors but who also holds 20% or more of the Corporation’s outstanding shares (or who is a general partner, controlling shareholder or officer of any such holder) cannot be the Chair or a voting member of the Committee.

All members of the Committee will be “financially literate,” as that qualification is interpreted by the Board of Directors in its business judgment in accordance with listing standards of the New York Stock Exchange. Without

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limiting the generality of the foregoing sentence, each member of the Committee will have a working familiarity with basic finance and accounting practices, such as the ability to read and understand fundamental financial statements. The Chair of the Committee will have accounting or related financial management expertise, as determined by the Board of Directors in its business judgment in accordance with guidelines of the New York Stock Exchange, and at least one member of the Committee (who may also by the Chair) shall be a financial expert, as defined in regulations promulgated by the Securities and Exchange Commission from time to time.

As provided in the Corporation’s Corporate Governance Principles, no director will be eligible for service on the Committee while he or she serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee.

Committee appointments and selection of the committee chairperson will be approved annually by the Board of Directors.

MEETINGS

The Committee will meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meeting and is authorized to receive any and all pertinent information from management as determined by the Committee. The Committee will meet with the independent accountants, management, and the director of internal auditing in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, will discuss with the independent accountants and management any matters of the types described in the Statement of Auditing Standards No. 61, Communications with Audit Committees, which are identified in connection with the accountants reviews of the interim financial statements.

DUTIES AND RESPONSIBILITIES

To fulfill its duties and responsibilities, the Audit & Risk Management Committee shall perform the following:

General

•	The Committee will report its activities to the full Board of Directors on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

•	The Committee has the power to conduct or authorize investigations into matters within the Committee’s scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or other advisors as it deems necessary to carry out its duties.

•	The Committee will prepare an audit committee report as required by rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•	The Committee will do whatever else the law, applicable listing standards, the Corporation’s charter or bylaws or the Board of Directors may require or direct.

Engagement of Independent Accountants and Internal Auditor

•	The Committee will have sole authority for the appointment, compensation, retention and oversight of the work of the Corporation’s independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit

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report or performing other audit, review or attestation services for the Corporation. The Committee will consult with the Board of Directors in making such decisions concerning the appointment, compensation and retention of the independent accountants. The Committee will establish an arrangement pursuant to which the independent accountants report directly to the Committee.

•	The Committee will have the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements of the independent accountants. Authority to pre-approve non-audit engagements may be assigned to the Chairman of the Audit Committee with communication to, and ratification of, the full Committee at the subsequent meeting.

•	The Committee will oversee the independence of the independent accountants by reviewing, at least annually, all relationships the accountants have with the Corporation, including consideration of non-audit services provided by the independent accountants and the fees paid for such services.

•	The Committee will, at least annually, obtain and review a report by the independent accountant describing (i) the independent accounting firm’s internal quality control procedures; and (ii) any material issues raised in internal quality control reviews, or peer reviews, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the firm; and (iii) any steps taken to deal with any such issues.

•	The Committee will review and concur, by majority vote, in the appointment, replacement, reassignment, or dismissal of the Director of Internal Auditing.

•	The Committee will oversee the internal audit function. The Committee will provide internal audit the authority to examine all records and issue independent reports in order to provide objectivity to the internal audit function.

•	The Committee will consider, in consultation with the independent accountants and the director of internal auditing, the audit scope and plans prepared by the internal auditors and the independent accountants.

•	The Committee will request that the Director of Internal Audit and the independent accountants coordinate the internal and external audits of the Corporation in order to avoid duplication of efforts.

Review of Internal and External Audit Work, and the Quarterly and Annual Financial Statements

•	The Committee will ascertain that the independent accountants view the Board of Directors as their client, that they will be available to the full Board at least annually, and that they will provide the Committee with a timely analysis of significant financial reporting issues.

•	The Committee will review and discuss the following with management, the director of internal audit and the independent accountants:

a.)	The adequacy of the Corporation’s risk assessment and risk management processes, policies and guidelines, including any significant weaknesses in the system of internal control for detecting and reporting financial errors, defalcations, legal violations, and noncompliance with the Corporation’s code of conduct.

b.)	Management’s report concerning significant deficiencies in internal controls, and any fraud by persons with a significant role in the system of internal controls.

c.)	The independent accountant’s report concerning its review of management’s assessment of the Corporation’s internal controls, control structure and material weaknesses.

d.)	Management’s responses indicating action taken or planned to address such weaknesses.

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•	The Committee will review and discuss the following with management and the independent accountant:

a.)	The Corporation’s annual audited financial statements and related footnotes, as well as the annual Form 10-K filing with the Securities and Exchange Commission (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included therein) and whether the information in the filing is consistent with the information in the financial statements.

b.)	The independent accountant’s audit of and report on the financial statements.

c.)	The external accountant’s report of all critical accounting policies and practices to be used, alternative treatments of financial information that have been discussed with management (and the ramifications of such alternative treatments), and the accountant’s preferred treatment. The Committee will have final authority to resolve disagreements between management and the external accountant regarding financial reporting.

d.)	The auditor’s qualitative judgments about the quality, not just the acceptability, of accounting principles and financial disclosures.

e.)	Any serious difficulties or disputes with management encountered during the course of the audit, including any significant disagreements with management.

f.)	Other matters related to the conduct of the audit that are to be communicated to the committee under generally accepted auditing standards.

g.)	To the extent not covered by the foregoing categories, any other material written communications between the external accountant and management, such as any management letter or schedule of unadjusted differences.

•	The Committee or its Chair will review and discuss with management and the independent accountants:

a.)	The quarterly Form 10-Q filings with the Securities and Exchange Commission (including the financial statements and the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included therein) prior to their submission.

b.)	The related quarterly press releases announcing earnings results prior to their release to the public, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	The Committee will consider, review, and discuss with management and the director of internal audit:

a.)	The quarterly report provided by the director of internal audit which summarizes audit activities during the period, including any significant findings concerning the Corporation’s risk management, financial reporting or compliance systems, as well as management’s responses to them.

b.)	The internal audit department’s annual audit plan, staffing, and professional education of the internal audit staff for each calendar year.

c.)	The internal audit department’s policy statement.

Other Responsibilities

The Audit & Risk Management Committee will:

•	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

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•	Approve any changes to the Corporation’s code of conduct and any waiver of the code of conduct for executive officers and directors.

•	Establish clear policies to be followed by the Corporation in connection with its hiring of employees and former employees of the independent accountants.

•	Review and update the Audit Committee Charter annually.

•	Review with management the results of regulatory examinations of the Corporation and management’s responses to such reports.

•	Review the substance of legal and regulatory matters that may have a material effect on the Corporation’s financial statements, including significant issues raised by internal or outside counsel concerning litigation, contingencies, claims, or assessments.

•	The Committee will receive a briefing of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission or other regulatory bodies, that may have a material effect on the financial statements.

•	Perform an annual self-assessment which takes into account the purpose and responsibilities and the Committee and an evaluation of its performance of those responsibilities.

•	Provide for appropriate funding for the payment of:

•	compensation of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation;

•	compensation to any other advisers retained by the Committee to assist it in carrying out its duties.

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Irwin Financial Corporation

Annual Shareholder Meeting
April 8, 2004 — 4:00 p.m. (E.S.T.)
Holiday Inn Conference Center
2480 Jonathan Moore Pike (Route 46)

Exhibit 1

IRWIN FINANCIAL CORPORATION

AMENDED AND RESTATED 2001 STOCK PLAN

i

ii

		Page

17.1	Requirements of Law	17
17.2	Governing Law	17

iii

IRWIN FINANCIAL CORPORATION

AMENDED AND RESTATED 2001 STOCK PLAN

Section 1. Establishment, Purpose, and Effective Date of Plan

     1.1 Establishment. Irwin Financial Corporation, an Indiana corporation, hereby establishes the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (the “Plan”) for employees and non-employee directors of the Company and its subsidiaries. The Plan permits the grant of stock options, stock appreciation rights, restricted stock and phantom stock units, with common stock or cash as possible payout mediums for payment under the Plan.

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees of the Company and its subsidiaries and non-employee directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

     1.3 Effective Date. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to ratification by the stockholders of the Company. Awards may be granted hereunder on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

Section 2. Definitions

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          “Award” means any Option, Stock Appreciation Right, Restricted Stock, or Phantom Stock Unit, granted under this Plan.

          “Board” means the Board of Directors of the Company.

          “Cause” is defined in Section 14.2.

          “Code” means the Internal Revenue Code of 1986, as amended.

          “Change in Control” is defined in Section 13.2 herein.

          “Committee” means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a “non-employee director,”

as the term (or similar or successor term) is defined by Rule 16b-3, and as an “outside director” within the meaning of Code Section 162(m) and regulations thereunder.

          “Company” means Irwin Financial Corporation, a Indiana corporation.

          “Disability” is defined in Section 14.2.

          “Employee” means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any branch or division thereof.

          “Fair Market Value” means the mean of the closing bid and ask prices of the Stock as reported by the New York Stock Exchange on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

          “Named Executive Officer” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of covered employees, as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

          “Non-Employee Director” means a director of the Company who is not, and for a period of at least one year, has not been an Employee.

          “Option” means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an “Incentive Stock Option,” or “ISO” within the meaning of Section 422 of the Code, (ii) a “Nonstatutory (Nonqualified) Stock Option,” or “NSO,” or (iii) any other type of option encompassed by the Code.

          “Participant” means any Non-Employee Director and any Employee designated by the Committee (or its delegate, if appropriate under Section 3.1) to participate in the Plan.

          “Performance-Based Exception” means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

          “Period of Restriction” means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9 of the Plan.

          “Phantom Stock Unit” is described under Section 10.

          “Plan” means the Irwin Financial Corporation Amended and Restated 2001 Stock Plan as set forth herein and any amendments hereto.

          “Restricted Stock” means Stock granted to a Participant pursuant to Section 9 of the Plan.

          “Retirement” is defined in Section 14.2.

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          “Rule 16b-3” means Rule 16b-3 or any successor or comparable rule or rules applicable to Awards granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended.

          “Stock” means the Common Stock, without par value, of the Company.

          “Stock Appreciation Right” and “SAR” mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

Section 3. Eligibility and Participation

     3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among the Employees. Non-Employee Directors shall also be eligible to participate in the Plan. For purposes of Awards to individuals who are neither Named Executive Officers nor directors of the Company, the Committee may delegate its authority to select Participants in the Plan, to select the type of Awards to be received by such Participants, and to allocate Committee-approved block Awards, to such individuals or bodies as the Committee designates in writing. If such delegation occurs, “Committee” as used herein shall mean such individual or body.

Section 4. Administration

     4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan; provided, however, the Committee shall not reprice or otherwise decrease the exercise price applicable to any outstanding Option, except in connection with an adjustment contemplated by Section 5.4. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

Section 5. Stock Subject to Plan and Maximum Awards

     5.1 Aggregate Number. The total number of shares of Stock that may be issued pursuant to Awards under the Plan may not exceed 4,000,000 (of this total number, all such shares may be issued with respect to Incentive Stock Options). Such numbers of shares shall be

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subject to adjustment upon occurrence of any of the events described in Section 5.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose. In addition, up to an aggregate of 2,000,000 SARs may be granted under the Plan.

     5.2 Individual Participant Limitations. Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a)	Subject to adjustment as provided in Section 5.4, the maximum aggregate number of shares of Stock (including Options, Restricted Stock SARs, and Phantom Stock Units to be paid out in shares) that may be granted under this Plan in any calendar year pursuant to any Award held by any Participant shall be 300,000 shares. Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.

(b)	The maximum aggregate cash payout (including SARs and Phantom Stock Units paid out in cash) with respect to Awards granted under this Plan in any calendar year which may be made to any Participant shall be one million dollars ($1,000,000.00).

     5.3 Reuse. If, and to the extent:

(a)	An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) including as the result of the use of shares for withholding taxes, the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

(b)	Restricted Stock or Phantom Stock Units under the Plan are forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the Award are not issued to the Participant (or beneficiary), such shares of Stock shall (unless the Plan shall have terminated) become available for issuance under the Plan.

(c)	SARs expire or terminate for any reason without having been earned in full, an equal number of SARs shall (unless the Plan shall have terminated) become available for issuance under the Plan.

     5.4 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason

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of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Awards then outstanding under the Plan pursuant to the terms of such grants or otherwise.

Section 6. Duration of Plan

     6.1 Duration of Plan. The Plan shall remain in effect until, and no Award may be granted on or after, April 25, 2011, subject to the Board’s right to earlier terminate the Plan pursuant to Section 14 hereof.

Section 7. Stock Options

     7.1 Grant of Options. Subject to the provisions of Section 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

     7.2 Option Agreement. Each Option shall be evidenced by an option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, the vesting schedule for the Options, and such other provisions as the Committee shall determine.

     7.3 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.

     7.4 Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

     7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full, as provided in the option agreement, either:

(a)	in cash or its equivalent,

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(b)	by tendering previously-acquired Stock (as determined by the Committee) having an aggregate Fair Market Value at the time of exercise equal to the total Option price,

(c)	if the Committee shall authorize in its sole discretion, by payment of the purchase price in installments or with other borrowed funds; provided, however, that the provisions of each installment purchase agreement: (i) shall provide that the purchaser, at the purchaser’s option, may pay any or all such installments at one time, (ii) shall comply with all applicable credit regulations, if any, then in effect and issued or enacted by governmental authority having jurisdiction, including Regulation U of the Board of Governors of the Federal Reserve System if such Regulation is then in effect, (iii) shall be established by the Committee and shall include a specified rate of interest payable on the unpaid balance, and (iv) shall require that the certificate for Shares purchased pursuant to installment arrangement be pledged to the Company,

The certificates for stock purchased pursuant to an installment purchase agreement will be delivered to the purchaser, who shall take title to such Stock, and shall be immediately deposited by the purchaser, together with a properly executed stock power, with the Secretary of the Company to be held by the Company as security for the payment of the installments of the purchase price, including interest. The purchaser shall be entitled to all voting rights with respect thereto and all cash dividends paid thereon. In the event of the payment by the Company of a stock dividend on or the declaration by the Company of a stock split with respect to any of its Stock held as security pursuant to an installment purchase agreement hereunder, the pledge under such agreement shall extend to the Stock issued in payment of such stock dividend or on account of such stock split. The purchaser shall deliver to the Company the certificates representing the dividend or split Stock upon receipt thereof, together with a properly executed stock power. In the event that the Stock held as security pursuant to an installment purchase agreement shall be changed or reclassified as a result of any charter amendment, recapitalization, reorganization, merger, consolidation, sale of assets or similar transactions, the changed or reclassified Stock or other assets or both received as a result of such transaction shall be substituted for the Stock pledged under such agreement; and the purchaser shall promptly deliver to the Company any certificates issued to represent the Stock so changed or reclassified and any such other assets, together with a properly executed stock power. If rights to subscribe for or purchase Stock or other securities shall be issued to holders of Stock held as security pursuant to an installment purchase agreement, such rights shall belong to the purchaser free from pledge. Upon completion of payment for such Stock, including interest to the date of payment, and subject to any requirements necessary to comply with Regulation U or other applicable credit

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regulations, the purchaser shall be entitled to the return from the Company of the certificates so pledged,

(d)	by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law,

(e)	by having the notice of exercise direct that the certificate or certificates for such Shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the option, or

(f)	by a combination of (a), (b), (c), (d) and (e).

The exercise of an Option shall cancel any SAR which was specifically granted in tandem with such Option to the extent of the number of shares as to which the Option is exercised. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock.

     7.6 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a)	The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

(b)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options, including, but not limited to, provisions applicable to Incentive Stock Options granted to a 10% shareholder of the Company within the meaning of Code Section 422(b)(6).

(c)	All Incentive Stock Options must be granted within ten years from the date on which this Plan was adopted by the Board of Directors.

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(d)	Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant (five years in the case of an ISO granted to a 10% shareholder).

     7.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     7.8 Termination of Employment or Service. Unless otherwise provided in the option agreement, subsections (a) through (d) shall apply.

(a)	Termination of Employment or Service Due to Death or Disability. In the event a Participant’s employment or service as a Non-Employee Director is terminated by reason of death or disability, any outstanding Options whether or not then exercisable, may be exercised within three (3) years after such date of termination of employment or service. In no case shall the period for exercise extend beyond the expiration date of such option grant.

(b)	Termination of Employment or Service Due to Retirement. In the event that a Participant’s employment or service as a Non-Employee Director is terminated due to retirement, the Options theretofore granted to such Participant may be exercised to the extent that such Participant was entitled to exercise the Options at the date of such termination, but only within a period of three (3) years beginning on the day following the date of such termination, and provided further that any Incentive Stock Options may be exercised only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the expiration date of such Option grant. So long as a Participant shall continue to serve as a Non-Employee Director or continue to be an employee of the Company, the Options granted to the Participant shall not be affected by any change of duties or position. A change of employment from the Company to a subsidiary, from a subsidiary to the Company, from one subsidiary to another, or any combination thereof, shall not be considered to be a termination of employment for purposes of this Plan.

(c)	Resignation or Termination Without Cause. In the event that a Participant’s employment with the Company or its subsidiaries or the service of a Non-Employee Director is terminated due to resignation or termination without cause (other than in circumstances that constitute a retirement), the options theretofore granted to such Participant may be exercised to the extent that such Participant was entitled to exercise the options at the date of such resignation, but only within a period of three (3) months beginning on the day following the date of such

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termination. In no case shall the period for exercise extend beyond the expiration date of such option.

(d)	Termination for Cause. Notwithstanding anything herein to the contrary, all outstanding options shall immediately terminate without further action on the part of the Company in the event of the termination of a Participant’s employment or service with the Company or its subsidiaries for Cause.

     7.9 Effect of a Change in Control. Unless otherwise provided in the Stock Option agreement, the following shall apply in the event of a Change of Control. Upon the occurrence of a Change of Control, the Company shall provide written notice thereof (the “Change in Control Notice”) to the Participants. The Company shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Change in Control Notice by including a statement to such effect in the Change in Control Notice. Upon delivery of the Change in Control Notice and regardless of whether the Company elects to terminate the outstanding options, the Participants shall have the right to immediately exercise all outstanding options (whether or not immediately exercisable, notwithstanding the Change in Control) in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the Plan or in any certificate or agreement representing such option.

     7.10 Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

(a)	the spouse, children or grandchildren of the Participant (“Immediate Family Members”);

(b)	a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

(c)	a partnership in which such Immediate Family Members are the only partners,

provided that:

(i)	there may be no consideration for any such transfer;

(ii)	the Award agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7.10; and

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(iii)	subsequent transfers of transferred Options shall be prohibited except transfers back to the Participant or those in accordance with Section 11.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 11 hereof, the term “Participant” shall be deemed to refer to the transferee. The provisions of Section 7 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Option shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Section 7.

Section 8. Stock Appreciation Rights

     8.1 Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of SARs granted to each Participant. Each SAR award shall be evidenced by an Award agreement setting forth the number of shares of Stock to which the SAR pertains, the vesting schedule for the SARs, and such other provisions as the Committee shall determine.

     8.2 Payment of SAR Amount. Upon exercise of the SAR, the Participant shall be entitled to receive payment of an amount (subject to Section 8.4 below) determined by multiplying:

(a)	The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

(b)	The number of shares with respect to which the Stock Appreciation Right is exercised.

     8.3 Form and Timing of Payment. At the discretion of the Committee, payment to the Participant of the SAR amount described in Section 8.2 may be made in cash or Stock, or in a combination thereof.

     8.4 Limit of Appreciation. At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

     8.5 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years.

     8.6 Termination of Employment or Service; Change in Control. Unless otherwise provided in the Award agreement, in the event of (i) termination of the employment or service of a Participant, or (ii) upon a Change in Control, any SARs outstanding shall be treated in the same manner as specified for Options (excluding Incentive Stock Options) under Sections 7.8 and 7.9 respectively.

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     8.7 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Section 9. Restricted Stock

     9.1 Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by an Award agreement which shall specify the number of shares of stock granted, the schedule for lapse of the restrictions, and such other provisions as the Committee shall determine. If such Award agreement specifies a purchase price to be paid by Participant for the Restricted Stock, such price may be paid in any of the forms described under Sections 7.5(a)-(f) above.

     The Committee may at any time and from time to time, establish performance criteria with respect to an Award of Restricted Stock. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

     9.2 Transferability. Except as provided in Sections 9.6 and 9.7 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time (the “Period of Restriction”) as shall be determined by the Committee and shall be specified in the Restricted Stock Award agreement, or upon earlier satisfaction of other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award agreement.

     9.3 Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     9.4 Voting Rights. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

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     9.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any dividends or distributions are paid in shares of Stock pursuant to Section 5.4, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

     9.6 Termination of Employment or Service; Change in Control. Unless otherwise provided in the Award agreement, the following shall apply:

(a)	Termination of Employment or Service Due to Death or Disability. In the event a Participant’s employment or service as a Non-Employee Director is terminated due to death or disability, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

(b)	Termination of Employment or Service for Reasons Other than Death or Disability. In the event that a Participant’s employment or service as a Non-Employee Director is terminated for any reason other than death or disability during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company; provided, however, that, in the event of retirement or an involuntary termination of the employment of a Participant by the Company other than for cause, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

(c)	Change in Control. Unless otherwise provided in the Award agreement, upon a Change in Control, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

     9.7 Nontransferability of Restricted Stock. No shares of Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

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Section 10. Phantom Stock Units

     10.1 Grant of Phantom Stock Units. Subject to the provisions of Sections 5 and 6, Phantom Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. Each grant of Phantom Stock Units shall be evidenced by an Award agreement setting forth the number of Phantom Stock Units, the applicable vesting schedule and such other provisions as the Committee shall determine.

     The Committee may at any time and from time to time, establish performance criteria with respect to an Award of Phantom Stock Units. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

     10.2 Value. Each Phantom Stock Unit shall represent one share of Stock.

     10.3 Payment for Phantom Stock Units. After satisfaction of the vesting schedule specified in the Award agreement, the holder of a Phantom Stock Unit shall be entitled to receive the then-current Fair Market Value of a share of Stock multiplied by the number of Phantom Stock Units he chooses to exercise, less the exercise price to be paid by Participant (if any) as specified in the Award agreement. If such Award agreement specifies an exercise price to be paid by Participant for the Phantom Stock Units, such price may be paid in any of the forms described under Section 7.5(a)-(f) above.

     10.4 Form and Timing of Payment. Payment to the Participant as described in Section 10.3 above may be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

     10.5 Termination of Employment or Service; Change in Control. Unless otherwise provided in the Award agreement, in the event of (i) termination of the employment or service of a Participant, or (ii) upon a Change in Control, any Phantom Stock Units outstanding shall be treated in the same manner as specified for Options (excluding Incentive Stock Options) under Sections 7.8 and 7.9 respectively.

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     10.6 Nontransferability. No Phantom Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Phantom Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

     10.7 No Dividend Payments. A Participant granted Phantom Stock Units shall not be credited with any dividends which would be received with respect to an equivalent number of shares of Stock.

     10.8 Expiration. A Participant’s Phantom Stock Units shall in all events expire on the tenth anniversary of the date on which they were awarded.

Section 11. Beneficiary Designation

     11.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form provided by the Company, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.

Section 12. Rights of Employees and Non-Employee Directors

     12.1 Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service as a Non-Employee Director at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     12.2 Participation. No Employee or Non-Employee Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

Section 13. Change in Control

     13.1 In General. Unless otherwise provided in an Award agreement, in the event of a Change in Control of the Company as defined below, all Awards under the Plan shall vest 100%, whereupon all Options, SARs and Phantom Stock Units shall become exercisable in full and the restrictions applicable to any Restricted Stock shall terminate.

     13.2 Definition. Unless otherwise provided in an Award agreement, a “Change in Control” shall mean the occurrence of any of the following events:

(a)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, or (ii) a Corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the

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“beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the “Voting Stock”), provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 50% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Company, or (2) such person becomes a beneficial owner of 30% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Company; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 30% or more of the Voting Stock for purposes of this paragraph (a), provided such person continues to beneficially own 30% or more of the Voting Stock after such subsequent increase in beneficial ownership, or

(b)	During any period of two consecutive years, individuals (the “Incumbent Board”), who at the beginning of such period constitute the board of directors of the Company, and any new director, whose election by the board of directors of the Company or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

(c)	The Company shall become a party to an agreement of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Company’s or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination of the Voting Stock of the Company, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or

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action of the Incumbent Board, providing for such Business Combination, or

(d)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

The Committee has final authority to construe and interpret the provisions of the foregoing paragraphs (a), (b), (c) and (d) and to determine the exact date on which a change in control has been deemed to have occurred thereunder.

Section 14. Interpretation, Amendment, Modification, and Termination of Plan

     14.1 Amendment, Modification, and Termination of Plan. The Board at any time may terminate, and from time to time may amend, modify or suspend the Plan in whole or part subject to any requirement of stockholder approval imposed by applicable law, rule or regulation. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

     14.2 Interpretation. Whether a Participant’s employment or service as a Non-Employee Director is terminated due to “retirement,” “disability,” “resignation” or “for cause” shall be determined pursuant to the Award agreement by the Committee in its sole discretion, which determination shall be final and conclusive. Whether an authorized leave of absence, or absence on military or governmental service, or for any other reason, shall constitute a termination of employment or service for purposes of this Plan shall be determined by the Committee in its sole discretion, which determination shall be final and conclusive.

Section 15. Tax Withholding

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     15.2 Share Withholding. With respect to tax withholding required upon the exercise of Options or Phantom Stock Units, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the payroll tax withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax withholding which would be imposed on the transaction (or to such part of the tax so long as the balance above the minimum required withholding is paid by the Participant in cash). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

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Section 16. Indemnification

     16.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board, or to whom a delegation has been made pursuant to Section 3.1 hereof, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 17. Requirements of Law

     17.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana.

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Exhibit 2

IRWIN FINANCIAL CORPORATION

1999 OUTSIDE DIRECTOR
RESTRICTED STOCK COMPENSATION PLAN (as amended through February 20, 2004)

1.     Purpose. The purpose of this Plan is to encourage ownership of the Common Shares of Irwin Financial Corporation by Outside Directors of the Corporation and its subsidiary companies in order to provide Outside Directors with a more direct and proprietary interest in the welfare and success of the Company and to encourage their continuation as directors. The Plan is further intended to increase the incentive to promote the welfare of the Company by those who are primarily responsible for shaping and carrying out the long-term plans and objectives of the Company, thereby furthering and securing the Company’s continued growth and financial success.

2.     Definitions. The following terms shall have the meanings hereinafter set forth:

(a)	“Affiliate” means a corporation that is a parent or subsidiary corporation of the Company.

(b)	“Board of Directors” means the board of directors of the Company as it shall exist from time to time.

(c)	“Common Shares” means the Common Stock, without par value, of the Company.

(d)	“Company” means Irwin Financial Corporation, an Indiana corporation.

(e)	“Director Fees” means the amounts payable to an Outside Director for Retainer Fees and/or Meeting Fees.

(f)	“Meeting Fees” means the amounts payable to an Outside Director for his or her attendance at meetings of the Board of Directors or of committees of the Board of Directors.

(g)	“Election” means an election by an Outside Director to receive Common Shares in payment for Meeting Fees and/or Retainer Fees in accordance with the terms of this Plan.

(h)	“Market Value” means the closing price of the Common Shares on the last trading day prior to the effective date of an Election, or on such other date as may be designated by the Plan Committee, as reported by the New York Stock Exchange or, if not so reported, by such other source as the Plan Committee shall designate.

(i)	“Outside Director” means any director of the Company or an Affiliate who is not employed by the Company or any Affiliate in any capacity.

(j)	“Plan” means this Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan.

(k)	“Plan Committee” means the individual or group of individuals appointed by the Board of Directors as the committee responsible for administration of the Plan.

(l)	“Plan Year” means the twelve month period commencing on January 1 and ending on December 31 of each year or such other dates as may be established by the Plan Committee from time to time.

(m)	“Retainer Fees” means the amount payable to an Outside Director for service as a director of the Company for a fixed period of time.

(n)	“Secretary” means the Secretary of the Company.

3.     Administration. The Plan shall be administered by the Plan Committee. The Plan Committee shall have the power to interpret and construe the provisions of the Plan, and its interpretations and constructions shall be final and binding. The Plan Committee may prescribe, amend and rescind rules and regulations relative to the Plan or its construction or interpretation. The initial Plan Committee shall have one member, who shall be the Secretary. The Plan Committee shall not be liable for any action or determination made in good faith.

4.     Participation. All persons who are Outside Directors shall be eligible to participate in the Plan.

5.     Shares. The shares to be issued pursuant to the Plan shall be the Company’s authorized but unissued, or reacquired, Common Shares. The total number of the Common Shares that may be issued under the Plan shall not exceed one hundred fifty thousand (150,000) shares in the aggregate, subject to adjustment in accordance with the provisions set forth in paragraph 6(e) hereof. In the event any Common Shares represented by certificates held by the Secretary pursuant to the Plan revert to the Company for any reason during the term of this Plan, those Common Shares may again be issued under the Plan. During the term of the Plan, the Company shall reserve and keep available a sufficient number of Common Shares to satisfy its obligations hereunder.

6.     Operation of the Plan. The Plan shall operate in accordance with and subject to the following terms and conditions:

(a)	Election to Receive Common Shares. Unless an Election is made, Director Fees shall be paid in United States dollars. An Election may be made with respect to Retainer Fees or Meeting Fees, or both. Except as provided herein with respect to calendar year 1999 and with respect to an Election relating to the calendar year in which a person is first elected as an Outside Director, each Election shall be effective for not less than one calendar year but may be made for additional calendar years subject to any limitation that may be imposed by the Plan Committee at the time an Election is made. In order to make an Election, an Outside Director must deliver a written Election form to the Plan Committee (i) within thirty (30) days following the effective date of the Plan (to be effective

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as of July 1, 1999) with respect to the Plan Year ending December 31, 1999, (ii) within thirty (30) days following the date of his or her first election as an Outside Director, or (iii) at least thirty (30) days prior to the first day of each Plan Year thereafter, specifying the Plan Year(s) covered by the Election. Elections, when made, are irrevocable.

(b)	Determination of Number of Common Shares. The number of Common Shares to be issued to an Outside Director pursuant to an Election shall be the largest number of whole shares resulting from the division of (i) the dollar amount of the Director Fees covered by the Election by (ii) the Market Value of one Common Share. No fractional shares shall be issued under the Plan and cash shall be paid in lieu thereof based upon the Market Value of one Common Share. For purposes of this paragraph, the dollar amount of Retainer Fees subject to an Election covering more than one Plan Year shall be an amount equal to the Retainer Fees established for the first Plan Year to which the Election applies, multiplied by the total number of Plan Years covered by the Election. If Retainer Fees are increased in subsequent Plan Years to which an Election applies, the Company shall issue additional Common Shares with respect to the increase in Retainer Fees in accordance with the formula contained in the paragraph, and based upon the Market Value of Common Shares on the effective date of the increase in Retainer Fees.

(c)	Issuance of Certificates and Delivery to Outside Director.

(i)	As soon as practicable after the first day of the first Plan Year covered by an Election with respect to Retainer Fees, the Plan Committee shall cause the Company to issue a share certificate, in the name of each Outside Director making an Election with respect to Retainer Fees, for that number of Common Shares, determined in the manner provided in this Plan, issuable with respect to all Plan Years covered by the Election. The rights of the Outside Directors with respect to Common Shares issued in payment for Retainer Fees shall vest as of the last day of each Plan Year covered by an Election.

(ii)	As soon as practicable after the last day of each calendar quarter of each Plan Year, the Plan Committee shall cause the Company to issue, in the name of each Outside Director making an Election with respect to Meeting Fees payable for that calendar quarter, a share certificate with respect to the number of Common Shares determined in the manner provided in this Plan.

(iii)	Each share certificate issued pursuant to paragraph 6(c)(i) or (ii) shall be delivered to the Secretary, who shall hold the share certificate(s) for the benefit of the Outside Director until the expiration of a period of one year following the last date covered by the Election pursuant to which the Common Shares were issued, or until such earlier date as the Committee may determine in its discretion, at which time the Secretary shall promptly

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deliver to the Outside Director the certificate(s) representing the Common Shares to which the Outside Director is entitled.

(iv)	If requested by an Outside Director at the time an Election is made, share certificate(s) may be issued jointly to the Outside Director and any other person or persons.

(v)	An Outside Director may elect to defer delivery of share certificates until the expiration of the last Plan Year covered by an Election. An election made pursuant to this subparagraph shall be irrevocable.

(d)	Forfeiture of Shares Issued in Payment for Retainer Fees. If an Outside Director does not continue to serve as an Outside Director for the entirety of each Plan Year covered by an Election with respect to Retainer Fees, the Outside Director shall forfeit that number of Common Shares to be issued with respect to Retainer Fees for that Plan Year in the same proportion that the number of full months of the Plan Year for which the Outside Director did not serve bears to 12; for example, if the Outside Director ceases to serve on August 15, and there were 120 Common Shares to be issued to him or her with respect to that Plan Year, he or she would forfeit 30 of those Common Shares. In the event that the cessation of service is the result of the death, disability or retirement of the Outside Director, the Committee may waive the provisions of this subsection, with the result that the Outside Director may receive the Common Shares to be issued with respect to Retainer Fees for the Plan Year in which the cessation of service occurs. Any Common Shares forfeited in accordance with this paragraph shall immediately revert to the Company. Any waiver of the provisions of this subsection granted by the Committee shall not be affected by the subsequent death or disability of the Outside Director.

(e)	Recapitalization. The aggregate number of Common Shares which may be issued hereunder, and the number of Common Shares subject to each outstanding Election, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Common Shares resulting from a subdivision or consolidation of shares of the Company or any other capital adjustment of the Company, the payment of a share dividend, a share split or any other increase or decrease in the Common Shares effected without receipt of consideration by the Company.

(f)	Nonassignability. No right to receive shares pursuant to an Election shall be assignable or transferable except by will or under the laws of descent and distribution.

(g)	Issuance of Shares and Compliance with Securities Laws. The Company may postpone the issuance and/or delivery of certificates representing Common Shares until (i) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed or the admission of such shares for quotation in any automated inter-dealer quotation system in which such

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shares are then quoted and (ii) the completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation or the rules and regulations of any exchange upon which the Common Shares are traded as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use its best efforts to complete. Any person acquiring Common Shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts. Certificates representing Common Shares issued pursuant to the Plan may bear such legends or other statements concerning restrictions on the transferability of the shares as the Company may determine to be necessary or advisable to comply with applicable securities laws.

(h)	Rights as a Shareholder.

(i)	An Outside Director shall have no rights as a shareholder with respect to Common Shares subject to an Election until the date of issuance of a certificate representing those shares. Upon the issuance of a certificate, the shares represented thereby shall be fully paid and nonassessable Common Shares of the Company, the Outside Director shall have the power to vote those Common Shares on all matters presented to a vote of the shareholders of the Company and shall be entitled to receive all dividends and other distributions declared or paid by the Company with respect thereto. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

(ii)	An Outside Director shall have no right to sell, convey, transfer, mortgage, pledge, hypothecate, encumber or otherwise dispose of any Common Shares issued pursuant to the Plan during the time the certificates representing Common Shares are held by the Secretary, other than for transactions between the Outside Director and the Company or any director of the Company or an Affiliate.

7.     Term of Plan. If approved by the holders of majority of the issued and outstanding Common Shares voting in person or by proxy at the 2004 Annual Meeting of Shareholders of the Company, the Plan, as amended, shall become effective as of April 8, 2004. The Plan shall terminate on December 31, 2009, or on such earlier date as the Board of Directors may determine. No Common Shares shall be issued under the Plan after the termination date.

8.     Amendment of the Plan. The Board of Directors, except any members participating in the Plan, may from time to time, alter, amend, suspend or discontinue the Plan with respect to any Common Shares for which certificates have not been issued.

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9.     No Right to Reelection as a Director. Neither the adoption of the Plan, the issuance of any Common Shares hereunder, nor any other action taken relating to the Plan shall impose any obligation on the Company or any Affiliate or the Board of Directors thereof to nominate any Outside Director for reelection as a director by the shareholders of the Company or any Affiliate.

10.     Withholdings. The Company shall have the right to require an Outside Director to remit to the Company amounts sufficient to satisfy any applicable withholding requirements set forth in the Internal Revenue Code of 1986, as amended, or under state or local law relating to Common Shares issued to that Outside Director. The Company shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to an Outside Director who receives Common Shares under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of those Common Shares. An Outside Director may elect to reduce the number of Common Shares to be received by him under the Plan in order to satisfy any federal, state or local withholding obligation.

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Exhibit 3

Irwin Financial Corporation
Amended and Restated Short Term Incentive Plan

1.	Purpose

The purpose of the Irwin Financial Corporation Amended and Restated Short Term Incentive Plan is to support the achievement of the Company’s business and financial goals in order to increase shareholder value by attracting and retaining a high caliber of employees who are capable of improving the Company’s business results. In furtherance of this purpose, the Plan is intended to produce a competitive incentive bonus package that correlates the compensation of such employees with the performance of the Company.

2.	Effective Date

This Short Term Incentive Plan was originally adopted by the Board on February 27, 2002. The Short Term Incentive Plan was amended and restated and approved by the Board on February 20, 2004. Subject to shareholder approval, this Amended and Restated Short Term Incentive Plan shall be effective as of January 1, 2004.

3.	Definitions

a)	AWARD means a payment made pursuant to the Plan at the end of a Performance Period.

b)	BOARD means the Board of Directors of the Company.

c)	CHAIRMAN means the Chairman of the Board.

d)	CODE means the Internal Revenue Code of 1986, as now in effect or as amended.

e)	COMMITTEE means the Compensation Committee of the Board. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as:

i)	“Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act, and

ii)	an “outside director” within the meaning of Code Section 162(m) and the Treasury Regulations thereunder.

f)	COMPANY means Irwin Financial Corporation.

g)	COVERED OFFICER means any individual who, on the last day of a taxable year of the Company, is the chief executive officer of the Company and any other officer of the Company who is, for such taxable year, determined to be among the Company’s four “highest compensated officers” (other than the chief executive officer of the Company), as defined under Code Section 162(m)(3).

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

i)	PERFORMANCE PERIOD means the period of time during which performance is measured pursuant to the Plan, generally including the Company’s fiscal year or such other time periods as are determined by the Committee.

j)	PLAN means the Irwin Financial Corporation Amended and Restated Short Term Incentive Plan.

4.	Eligibility

Participants in the Plan shall be those persons who are both senior officers of the Company and designated by the Committee as eligible participants.

Selection for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Performance Period. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.

5.	Administration

The Committee shall have full power and authority to construe, interpret and administer the Plan; provided, however, that the Committee in its discretion may from time to time delegate to any officer or officers of the Company any and all authority that it deems necessary or appropriate to carry out the day-to-day administration of the Plan (such officer shall be the “Plan Administrator”), including without limitation the authority to maintain and administer employee records, payroll records, and recordkeeping associated with voluntary deferral of bonuses. All decisions of the Committee shall be final and binding upon all parties, including participants, employees and the Company.

6.	Awards

The Committee shall (i) within 90 days of the beginning of a Performance Period for Covered Officers but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)) and (ii) at such time as it deems appropriate for all other participants (but in no event less frequently than annually), do the following in its sole discretion:

a)	establish a target Award opportunity for each Plan participant for the Performance Period, expressed as a percentage of such participant’s base salary at the end of the Performance Period; and a maximum Award opportunity for each Plan participant for such Performance Period, expressed as a dollar amount (which amount may be equal to the maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year as set forth below times the number of years in such Performance Period); and

b)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return

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ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.

All such Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Section 162(m).

Upon being established by the Committee, the Award opportunities, performance levels and performance criteria for each participant for a given Performance Period shall be set forth in writing and communicated to each such participant (the “Performance Period Schedule”).

After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by the Company’s shareholders no later than the first shareholder meeting that occurs in the 5th year following the year in which the Company’s shareholders previously approved such performance goals.

The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Performance Period.

7.	Payment of Awards; Adjustments

a)	At the end of a Performance Period, the amount of the Award payable, if any, shall be determined by the degree to which the Company meets the performance goals set forth in the Performance Period Schedule.

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b)	For any Awards payable to Covered Officers, the Committee shall certify prior to any such payment in writing the extent to which the performance goal or goals (and any other material terms) applicable to such Performance Period have been satisfied and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount and shall submit such written certification to the Committee for its consideration and its written approval.

c)	The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the Board to reduce, but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

d)	A participant’s Award, if any, for each Performance Period shall be paid in cash within sixty (60) days after the close of the Performance Period, provided the participant is in the employ of the Company on the last working day of the Performance Period. For an employee whose employment commences during a Performance Period, a prorated Award will be paid based on the portion of the Performance Period during which he or she was employed by the Company.

e)	If a participant transfers to or from the Company or any affiliate of the Company at any time during the Performance Period, he or she will be entitled to a prorated Award under the Plan based on the portion of the Performance Period during which he or she was employed by the Company. Any prorated Awards earned will be paid at the same time that other participants’ Awards are paid and shall be based on performance results for the full Performance Period.

f)	An Award is not earned and shall not be paid unless the employee is employed by the Company and on the Company’s payroll at the end of the Performance Period. The Committee may make exceptions to this requirement, in its sole discretion, under circumstances including, but not limited to, retirement, death or disability, or local law requirements where the participant is employed; provided, however, that such Award shall be evaluated by the Committee as set forth in this Section 7 after the conclusion of the relevant Performance Period at the time the Committee generally review achievement of performance goals and Awards to other participants.

g)	There shall be deducted from all payments in respect of an Award made under the Plan any taxes required to be withheld under applicable federal, state or local law.

h)	Any participant may elect to defer all or a portion of his or her Award to be received in respect of a Performance Period by submitting a written request to the Committee on or before January 31 of that Performance Period. The deferral request, which shall be made in a form adopted and approved by the Committee from time to time, must state the amount of Award to be deferred (a dollar amount or a percentage of the Award earned), and the date the deferred Award is to be paid. Regardless of the participant’s election, the deferred Award will be paid no later than the first anniversary of his or her termination of employment. Upon a participant’s death, any deferred Award will be paid

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to his or her beneficiary designated under the Company’s group life insurance plan unless the participant has submitted an alternative written beneficiary designation under this Plan. Deferred Awards shall be credited with interest from the first day of January of the fiscal year following the fiscal year in which the Award is earned at the national prime rate as reported in The Wall Street Journal on the date interest is credited.

i)	Without limiting the generality of Section 7(h), certain participants identified by the Management Committee of Irwin Ventures LLC may elect to defer a maximum of $25,000 of his or her annual Award to be received in respect of a Performance Period to the Irwin Ventures Co-Investment Fund by submitting a written request to the Committee on or before January 31 of that Performance Period.

8.	Miscellaneous

a)	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. The Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Committee and the Board to adjust Awards pursuant to Section 7(c), no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	SECTION 162(M). It is the interest of the Company that Awards made to Covered Officers under the Plan satisfy the requirements for “performance-based compensation” under Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, the Committee in making Awards to Covered Officers and interpreting the Plan shall be guided by such provisions. In addition, the Plan shall be interpreted and applied in a manner consistent with Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, if a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Section 162(m). Notwithstanding the foregoing, the Company will obtain shareholder approval for any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).

c)	NO ASSIGNMENT. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

d)	LIMITATION ON LIABILITIES. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation, shall be liable for the action, or the failure to act, on the part of any other such person.

e)	LIMITATION ON VESTED INTEREST. Awarding a bonus is within the sole discretion of the Committee. No participant has a vested interest in an award under the Plan prior to the end of the Performance Period for which the Award is granted.

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f)	EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

g)	UNSECURED GENERAL CREDITORS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

h)	GOVERNING LAW. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law.

9.	Claims Procedure in Case of Dispute

The following claims procedure is hereby established:

a)	INITIAL CLAIM. Any participant or any participant’s beneficiary claiming an Award under the Plan (the “Claimant”) shall present a claim for benefits provided hereunder in writing to the Chairman.

b)	DECISION ON INITIAL CLAIM.

i)	Time Period for Denial Notice. Upon receipt of a claim, the Chairman shall determine whether to grant the claim, deny it or grant it in part. The Chairman’s decision shall be made on the claim as soon as practicable and shall be communicated in writing by the Chairman to the Claimant within a reasonable period after receipt of the claim by the Chairman. In no event shall the decision on an initial claim be given more than ninety (90) days after the date the claim was received by the Chairman, unless, at the Chairman’s sole discretion, an extension of time for processing is granted. If there is an extension, the Claimant shall be notified of such within ninety (90) days of the date the claim was filed. The extension notice shall indicate the reason for the extension. The extension shall not exceed ninety (90) days from the end of the initial response period.

ii)	Contents of Denial Notice. If the claim is wholly or partially denied, the notice of denial shall indicate in a manner calculated to be understood by the Claimant:

(1)	The specific reason(s) for the denial;

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(2)	The specific references to pertinent Plan provisions on which the denial is based;

(3)	A description of additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(4)	An explanation of the Plan’s claim review procedure as outlined in Sections 9.c and 9d.

iii)	Deemed Denied. If written notice of the decision wholly or partially denying the claim has not been furnished within ninety (90) days after the claim is filed or there has been an extension and no notice of a decision is furnished by the end of the extension period, and if the claim has not been granted within such period, the claim shall be deemed denied as of the end of the ninety (90) day or one hundred eighty (180) day period for purposes of proceeding to the review stage described Sections 9.c and 9.d.

c)	REVIEW OF DENIED CLAIM. If a Claimant receives a notice of denial or his or her claim is deemed denied pursuant to Section 9.b above, the Claimant may request a review of the claim. The request for review is made by delivering or mailing a written request for review, prepared by either the Claimant or his or her authorized representative, to the Board. The Claimant’s request for review must be made within ninety (90) days of receipt of notice of denial or deemed denial. In no event shall the Claimant have less than ninety (90) days after receipt of the notice of denial to request review of the denial. If the written request for review is not made on a timely basis, the Claimant shall be deemed to waive his or her right to review and shall have no further remedy under this Plan or otherwise. The Claimant or his or her duly authorized representative may, at or after the time of making the request, review all pertinent documents and submit issues and comments in writing.

d)	DECISION ON REVIEW. A review shall be made by the Board after receipt of a timely filed request for review. A decision on review shall be made and furnished in writing to the Claimant. The decision shall be made not later than sixty (60) days after receipt of the request for review. If special circumstances require an extension of time for processing (such as the need to hold a hearing), a decision shall be made and furnished to the Claimant not later than one hundred twenty (120) days after such receipt. If an extension is required, the Claimant shall be notified of such within sixty (60) days after the request for review was filed. The written decision shall include the specific reasons for such decisions, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent provisions of the Plan upon which the decision is based. The decision shall be final and binding upon the Claimant and the Company and all other persons involved. If the decision on review is not furnished within the applicable time period, the claim shall be deemed denied on review.

For the sole purpose of implementing the claims procedure (and not for any other purposes), Chairman shall have the power and authority to construe and interpret the Plan. Notwithstanding anything contained in this Section 9 to the contrary, to the extent a Claimant is a Covered Officer, the Committee shall have the responsibility and authority of the Chairman and the Board under this Section 9.

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The scope of any subsequent review of the benefit claim, judicial or otherwise, shall be limited to a determination as to whether the Board acted arbitrarily or capriciously in the exercise of its discretion. In no event shall any such further review be on a de novo basis as the Board has discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

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Exhibit 4

Irwin Commercial Finance
Amended and Restated Short Term Incentive Plan

1.	Purpose

The purpose of the Irwin Commercial Finance Amended and Restated Short Term Incentive Plan is to support the achievement of the Company’s business and financial goals in order to increase shareholder value by attracting and retaining a high caliber of employees who are capable of improving the Company’s business results. In furtherance of this purpose, the Plan is intended to produce a competitive incentive bonus package that correlates the compensation of such employees with the performance of the Company.

2.	Effective Date

This Short Term Incentive Plan was originally adopted by the Board on February 27, 2002. The Short Term Incentive Plan was amended and restated and approved by the Board on February      , 2004. Subject to shareholder approval, this Amended and Restated Short Term Incentive Plan shall be effective as of January 1, 2004.

3.	Definitions

a)	AWARD means a payment made pursuant to the Plan at the end of a Performance Period.

b)	BOARD means the Board of Directors of the Company.

c)	CHAIRMAN means the Chairman of the Board.

d)	CODE means the Internal Revenue Code of 1986, as now in effect or as amended.

e)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 8(a) hereof.

f)	COMPANY means Irwin Commercial Finance.

g)	COVERED OFFICER means any individual who, on the last day of a taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers” (other than the chief executive officer of IFC), as defined under Code Section 162(m)(3).

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

i)	PERFORMANCE PERIOD means the period of time during which performance is measured pursuant to the Plan, generally including the Company’s fiscal year or such other time periods as are determined by the Committee.

j)	PLAN means the Irwin Commercial Finance Amended and Restated Short Term Incentive Plan.

k)	IFC means Irwin Financial Corporation, the Company’s publicly-held parent company.

l)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such short-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall consist of no fewer than two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b 3(b)(3) (or any successor rule) under the Exchange Act.

4.	Eligibility

Participants in the Plan shall be those persons who are both senior officers of the Company and designated by the Committee as eligible participants.

Selection for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Performance Period. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.

5.	Administration

Except for the powers reserved to the Board and to the IFC Committee with respect to the establishment of Award opportunities, performance levels and performance criteria pursuant to Section 6 and the payment and adjustment of Awards pursuant to Section 7, and subject to such orders or resolutions not inconsistent with the Plan’s provisions as may from time to time be issued or adopted by the Board, the Committee shall have full power and authority to construe, interpret and administer the Plan; provided, however, that the Committee in its discretion may from time to time delegate to any officer or officers of the Company any and all authority that it deems necessary or appropriate to carry out the day-to-day administration of the Plan (such officer shall be the “Plan Administrator”), including without limitation the authority to maintain and administer employee records, payroll records, and recordkeeping associated with voluntary deferral of bonuses. All decisions of the Committee shall be final and binding upon all parties, including participants, employees and the Company.

6.	Awards

The Committee shall (i) within 90 days of the beginning of a Performance Period for Covered Officers but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)) and (ii) at such time as it deems appropriate for all other participants (but in no event less frequently than annually), do the following in its sole discretion:

a)	establish a target Award opportunity for each Plan participant for the Performance Period, expressed as a percentage of such participant’s base salary at the end of the Performance Period; and a maximum Award opportunity for each Plan participant for such Performance Period, expressed as a dollar amount (which amount may be equal to the maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year as set forth below times the number of years in such Performance Period); and

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b)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.

Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the Award opportunities, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days of the beginning of the Performance Period but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)). All such Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Section 162(m).

Upon being established by the Committee (and approved by the IFC Committee, as necessary), the Award opportunities, performance levels and performance criteria for each participant for a given Performance Period shall be set forth in writing and communicated to each such participant (the “Performance Period Schedule”).

After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders

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no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.

The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Performance Period.

7.	Payment of Awards; Adjustments

a)	At the end of a Performance Period, the amount of the Award payable, if any, shall be determined by the degree to which the Company meets the performance goals set forth in the Performance Period Schedule.

b)	For any Awards payable to Covered Officers, the Committee shall certify prior to any such payment in writing the extent to which the performance goal or goals (and any other material terms) applicable to such Performance Period have been satisfied and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount, and shall submit such written certification to the IFC Committee for its consideration and its written approval.

c)	The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce, but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

d)	A participant’s Award, if any, for each Performance Period shall be paid in cash within sixty (60) days after the close of the Performance Period, provided the participant is in the employ of the Company on the last working day of the Performance Period. For an employee whose employment commences during a Performance Period, a prorated Award will be paid based on the portion of the Performance Period during which he or she was employed by the Company.

e)	If a participant transfers to or from IFC or any affiliate of IFC (other than the Company) at any time during the Performance Period, he or she will be entitled to a prorated Award under the Plan based on the portion of the Performance Period during which he or she was employed by the Company. Any prorated Awards earned will be paid at the same time that other participants’ Awards are paid and shall be based on performance results for the full Performance Period.

f)	An Award is not earned and shall not be paid unless the employee is employed by the Company and on the Company’s payroll at the end of the Performance Period. The Committee may make exceptions to this requirement, in its sole discretion, under circumstances including, but not limited to, retirement, death or disability, or local law requirements where the participant is employed; provided, however, that such Award shall be evaluated by the Committee (and the IFC Committee, if necessary) as set forth in this Section 7 after the conclusion of the relevant Performance Period at the time the

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Committee (and the IFC Committee, if necessary) generally review achievement of performance goals and Awards to other participants.

g)	There shall be deducted from all payments in respect of an Award made under the Plan any taxes required to be withheld under applicable federal, state or local law.

h)	Any participant may elect to defer all or a portion of his or her Award to be received in respect of a Performance Period by submitting a written request to the Committee on or before January 31 of that Performance Period. The deferral request, which shall be made in a form adopted and approved by the Committee from time to time, must state the amount of Award to be deferred (a dollar amount or a percentage of the Award earned), and the date the deferred Award is to be paid. Regardless of the participant’s election, the deferred Award will be paid no later than the first anniversary of his or her termination of employment. Upon a participant’s death, any deferred Award will be paid to his or her beneficiary designated under the Company’s group life insurance plan unless the participant has submitted an alternative written beneficiary designation under this Plan. Deferred Awards shall be credited with interest from the first day of January of the fiscal year following the fiscal year in which the Award is earned at the national prime rate as reported in The Wall Street Journal on the date interest is credited.

i)	Without limiting the generality of Section 7(h), certain participants identified by the Management Committee of Irwin Ventures LLC may elect to defer a maximum of $25,000 of his or her annual Award to be received in respect of a Performance Period to the Irwin Ventures Co-Investment Fund by submitting a written request to the Committee on or before January 31 of that Performance Period.

8.	Miscellaneous

a)	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. The Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Board and the IFC Committee to adjust Awards pursuant to Section 7(c), no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	SECTION 162(M). It is the interest of the Company that Awards made to Covered Officers under the Plan satisfy the requirements for “performance-based compensation” under Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, the Committee in making Awards to Covered Officers and interpreting the Plan shall be guided by such provisions. In addition, the Plan shall be interpreted and applied in a manner consistent with Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, if a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Section 162(m). Notwithstanding the foregoing, the Company will request that IFC obtain IFC shareholder approval for

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any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).

c)	NO ASSIGNMENT. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

d)	LIMITATION ON LIABILITIES. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

e)	LIMITATION ON VESTED INTEREST. Awarding a bonus is within the sole discretion of the Committee. No participant has a vested interest in an award under the Plan prior to the end of the Performance Period for which the Award is granted.

f)	EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

g)	UNSECURED GENERAL CREDITORS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

h)	GOVERNING LAW. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law.

9.	Claims Procedure in Case of Dispute

The following claims procedure is hereby established:

a)	INITIAL CLAIM. Any participant or any participant’s beneficiary claiming an Award under the Plan (the “Claimant”) shall present a claim for benefits provided hereunder in writing to the Chairman.

b)	DECISION ON INITIAL CLAIM.

i)	Time Period for Denial Notice. Upon receipt of a claim, the Chairman shall determine whether to grant the claim, deny it or grant it in part. The Chairman’s

6

decision shall be made on the claim as soon as practicable and shall be communicated in writing by the Chairman to the Claimant within a reasonable period after receipt of the claim by the Chairman. In no event shall the decision on an initial claim be given more than ninety (90) days after the date the claim was received by the Chairman, unless, at the Chairman’s sole discretion, an extension of time for processing is granted. If there is an extension, the Claimant shall be notified of such within ninety (90) days of the date the claim was filed. The extension notice shall indicate the reason for the extension. The extension shall not exceed ninety (90) days from the end of the initial response period.

ii)	Contents of Denial Notice. If the claim is wholly or partially denied, the notice of denial shall indicate in a manner calculated to be understood by the Claimant:

(1)	The specific reason(s) for the denial;

(2)	The specific references to pertinent Plan provisions on which the denial is based;

(3)	A description of additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(4)	An explanation of the Plan’s claim review procedure as outlined in Sections 9.c and 9d.

iii)	Deemed Denied. If written notice of the decision wholly or partially denying the claim has not been furnished within ninety (90) days after the claim is filed or there has been an extension and no notice of a decision is furnished by the end of the extension period, and if the claim has not been granted within such period, the claim shall be deemed denied as of the end of the ninety (90) day or one hundred eighty (180) day period for purposes of proceeding to the review stage described Sections 9.c and 9.d.

c)	REVIEW OF DENIED CLAIM. If a Claimant receives a notice of denial or his or her claim is deemed denied pursuant to Section 9.b above, the Claimant may request a review of the claim. The request for review is made by delivering or mailing a written request for review, prepared by either the Claimant or his or her authorized representative, to the Board. The Claimant’s request for review must be made within ninety (90) days of receipt of notice of denial or deemed denial. In no event shall the Claimant have less than ninety (90) days after receipt of the notice of denial to request review of the denial. If the written request for review is not made on a timely basis, the Claimant shall be deemed to waive his or her right to review and shall have no further remedy under this Plan or otherwise. The Claimant or his or her duly authorized representative may, at or after the time of making the request, review all pertinent documents and submit issues and comments in writing.

d)	DECISION ON REVIEW. A review shall be made by the Board after receipt of a timely filed request for review. A decision on review shall be made and furnished in writing to

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the Claimant. The decision shall be made not later than sixty (60) days after receipt of the request for review. If special circumstances require an extension of time for processing (such as the need to hold a hearing), a decision shall be made and furnished to the Claimant not later than one hundred twenty (120) days after such receipt. If an extension is required, the Claimant shall be notified of such within sixty (60) days after the request for review was filed. The written decision shall include the specific reasons for such decisions, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent provisions of the Plan upon which the decision is based. The decision shall be final and binding upon the Claimant and the Company and all other persons involved. If the decision on review is not furnished within the applicable time period, the claim shall be deemed denied on review.

For the sole purpose of implementing the claims procedure (and not for any other purposes), Chairman shall have the power and authority to construe and interpret the Plan. Notwithstanding anything contained in this Section 9 to the contrary, to the extent a Claimant is a Covered Officer, the IFC Committee shall have the responsibility and authority of the Chairman and the Board under this Section 9.

The scope of any subsequent review of the benefit claim, judicial or otherwise, shall be limited to a determination as to whether the Board acted arbitrarily or capriciously in the exercise of its discretion. In no event shall any such further review be on a de novo basis as the Board has discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

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Exhibit 5

Irwin Home Equity
Amended and Restated Short Term Incentive Plan

1.	Purpose

The purpose of the Irwin Home Equity Amended and Restated Short Term Incentive Plan is to support the achievement of the Company’s business and financial goals in order to increase shareholder value by attracting and retaining a high caliber of employees who are capable of improving the Company’s business results. In furtherance of this purpose, the Plan is intended to produce a competitive incentive bonus package that correlates the compensation of such employees with the performance of the Company.

2.	Effective Date

This Short Term Incentive Plan was originally adopted by the Board on February 27, 2002. The Short Term Incentive Plan was amended and restated and approved by the Board on February      , 2004. Subject to shareholder approval, this Amended and Restated Short Term Incentive Plan shall be effective as of January 1, 2004.

3.	Definitions

a)	AWARD means a payment made pursuant to the Plan at the end of a Performance Period.

b)	BOARD means the Board of Directors of the Company.

c)	CHAIRMAN means the Chairman of the Board.

d)	CODE means the Internal Revenue Code of 1986, as now in effect or as amended.

e)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 8(a) hereof.

f)	COMPANY means Irwin Home Equity.

g)	COVERED OFFICER means any individual who, on the last day of a taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers” (other than the chief executive officer of IFC), as defined under Code Section 162(m)(3).

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

i)	PERFORMANCE PERIOD means the period of time during which performance is measured pursuant to the Plan, generally including the Company’s fiscal year or such other time periods as are determined by the Committee.

j)	PLAN means the Irwin Home Equity Amended and Restated Short Term Incentive Plan.

k)	IFC means Irwin Financial Corporation, the Company’s publicly-held parent company.

l)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such short-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall consist of no fewer than two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b 3(b)(3) (or any successor rule) under the Exchange Act.

4.	Eligibility

Participants in the Plan shall be those persons who are both senior officers of the Company and designated by the Committee as eligible participants.

Selection for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Performance Period. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.

5.	Administration

Except for the powers reserved to the Board and to the IFC Committee with respect to the establishment of Award opportunities, performance levels and performance criteria pursuant to Section 6 and the payment and adjustment of Awards pursuant to Section 7, and subject to such orders or resolutions not inconsistent with the Plan’s provisions as may from time to time be issued or adopted by the Board, the Committee shall have full power and authority to construe, interpret and administer the Plan; provided, however, that the Committee in its discretion may from time to time delegate to any officer or officers of the Company any and all authority that it deems necessary or appropriate to carry out the day-to-day administration of the Plan (such officer shall be the “Plan Administrator”), including without limitation the authority to maintain and administer employee records, payroll records, and recordkeeping associated with voluntary deferral of bonuses. All decisions of the Committee shall be final and binding upon all parties, including participants, employees and the Company.

6.	Awards

The Committee shall (i) within 90 days of the beginning of a Performance Period for Covered Officers but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)) and (ii) at such time as it deems appropriate for all other participants (but in no event less frequently than annually), do the following in its sole discretion:

a)	establish a target Award opportunity for each Plan participant for the Performance Period, expressed as a percentage of such participant’s base salary at the end of the Performance Period; and a maximum Award opportunity for each Plan participant for such Performance Period, expressed as a dollar amount (which amount may be equal to the maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year as set forth below times the number of years in such Performance Period); and

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b)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.

Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the Award opportunities, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days of the beginning of the Performance Period but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)). All such Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Section 162(m).

Upon being established by the Committee (and approved by the IFC Committee, as necessary), the Award opportunities, performance levels and performance criteria for each participant for a given Performance Period shall be set forth in writing and communicated to each such participant (the “Performance Period Schedule”).

After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders

3

no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.

The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Performance Period.

7.	Payment of Awards; Adjustments

a)	At the end of a Performance Period, the amount of the Award payable, if any, shall be determined by the degree to which the Company meets the performance goals set forth in the Performance Period Schedule.

b)	For any Awards payable to Covered Officers, the Committee shall certify prior to any such payment in writing the extent to which the performance goal or goals (and any other material terms) applicable to such Performance Period have been satisfied and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount, and shall submit such written certification to the IFC Committee for its consideration and its written approval.

c)	The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce, but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

d)	A participant’s Award, if any, for each Performance Period shall be paid in cash within sixty (60) days after the close of the Performance Period, provided the participant is in the employ of the Company on the last working day of the Performance Period. For an employee whose employment commences during a Performance Period, a prorated Award will be paid based on the portion of the Performance Period during which he or she was employed by the Company.

e)	If a participant transfers to or from IFC or any affiliate of IFC (other than the Company) at any time during the Performance Period, he or she will be entitled to a prorated Award under the Plan based on the portion of the Performance Period during which he or she was employed by the Company. Any prorated Awards earned will be paid at the same time that other participants’ Awards are paid and shall be based on performance results for the full Performance Period.

f)	An Award is not earned and shall not be paid unless the employee is employed by the Company and on the Company’s payroll at the end of the Performance Period. The Committee may make exceptions to this requirement, in its sole discretion, under circumstances including, but not limited to, retirement, death or disability, or local law requirements where the participant is employed; provided, however, that such Award shall be evaluated by the Committee (and the IFC Committee, if necessary) as set forth in this Section 7 after the conclusion of the relevant Performance Period at the time the

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Committee (and the IFC Committee, if necessary) generally review achievement of performance goals and Awards to other participants.

g)	There shall be deducted from all payments in respect of an Award made under the Plan any taxes required to be withheld under applicable federal, state or local law.

h)	Any participant may elect to defer all or a portion of his or her Award to be received in respect of a Performance Period by submitting a written request to the Committee on or before January 31 of that Performance Period. The deferral request, which shall be made in a form adopted and approved by the Committee from time to time, must state the amount of Award to be deferred (a dollar amount or a percentage of the Award earned), and the date the deferred Award is to be paid. Regardless of the participant’s election, the deferred Award will be paid no later than the first anniversary of his or her termination of employment. Upon a participant’s death, any deferred Award will be paid to his or her beneficiary designated under the Company’s group life insurance plan unless the participant has submitted an alternative written beneficiary designation under this Plan. Deferred Awards shall be credited with interest from the first day of January of the fiscal year following the fiscal year in which the Award is earned at the national prime rate as reported in The Wall Street Journal on the date interest is credited.

i)	Without limiting the generality of Section 7(h), certain participants identified by the Management Committee of Irwin Ventures LLC may elect to defer a maximum of $25,000 of his or her annual Award to be received in respect of a Performance Period to the Irwin Ventures Co-Investment Fund by submitting a written request to the Committee on or before January 31 of that Performance Period.

8.	Miscellaneous

a)	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. The Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Board and the IFC Committee to adjust Awards pursuant to Section 7(c), no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	SECTION 162(M). It is the interest of the Company that Awards made to Covered Officers under the Plan satisfy the requirements for “performance-based compensation” under Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, the Committee in making Awards to Covered Officers and interpreting the Plan shall be guided by such provisions. In addition, the Plan shall be interpreted and applied in a manner consistent with Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, if a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Section 162(m). Notwithstanding the foregoing, the Company will request that IFC obtain IFC shareholder approval for

5

any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).

c)	NO ASSIGNMENT. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

d)	LIMITATION ON LIABILITIES. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

e)	LIMITATION ON VESTED INTEREST. Awarding a bonus is within the sole discretion of the Committee. No participant has a vested interest in an award under the Plan prior to the end of the Performance Period for which the Award is granted.

f)	EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

g)	UNSECURED GENERAL CREDITORS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

h)	GOVERNING LAW. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law.

9.	Claims Procedure in Case of Dispute

The following claims procedure is hereby established:

a)	INITIAL CLAIM. Any participant or any participant’s beneficiary claiming an Award under the Plan (the “Claimant”) shall present a claim for benefits provided hereunder in writing to the Chairman.

b)	DECISION ON INITIAL CLAIM.

i)	Time Period for Denial Notice. Upon receipt of a claim, the Chairman shall determine whether to grant the claim, deny it or grant it in part. The Chairman’s

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decision shall be made on the claim as soon as practicable and shall be communicated in writing by the Chairman to the Claimant within a reasonable period after receipt of the claim by the Chairman. In no event shall the decision on an initial claim be given more than ninety (90) days after the date the claim was received by the Chairman, unless, at the Chairman’s sole discretion, an extension of time for processing is granted. If there is an extension, the Claimant shall be notified of such within ninety (90) days of the date the claim was filed. The extension notice shall indicate the reason for the extension. The extension shall not exceed ninety (90) days from the end of the initial response period.

ii)	Contents of Denial Notice. If the claim is wholly or partially denied, the notice of denial shall indicate in a manner calculated to be understood by the Claimant:

(1)	The specific reason(s) for the denial;

(2)	The specific references to pertinent Plan provisions on which the denial is based;

(3)	A description of additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(4)	An explanation of the Plan’s claim review procedure as outlined in Sections 9.c and 9d.

iii)	Deemed Denied. If written notice of the decision wholly or partially denying the claim has not been furnished within ninety (90) days after the claim is filed or there has been an extension and no notice of a decision is furnished by the end of the extension period, and if the claim has not been granted within such period, the claim shall be deemed denied as of the end of the ninety (90) day or one hundred eighty (180) day period for purposes of proceeding to the review stage described Sections 9.c and 9.d.

c)	REVIEW OF DENIED CLAIM. If a Claimant receives a notice of denial or his or her claim is deemed denied pursuant to Section 9.b above, the Claimant may request a review of the claim. The request for review is made by delivering or mailing a written request for review, prepared by either the Claimant or his or her authorized representative, to the Board. The Claimant’s request for review must be made within ninety (90) days of receipt of notice of denial or deemed denial. In no event shall the Claimant have less than ninety (90) days after receipt of the notice of denial to request review of the denial. If the written request for review is not made on a timely basis, the Claimant shall be deemed to waive his or her right to review and shall have no further remedy under this Plan or otherwise. The Claimant or his or her duly authorized representative may, at or after the time of making the request, review all pertinent documents and submit issues and comments in writing.

d)	DECISION ON REVIEW. A review shall be made by the Board after receipt of a timely filed request for review. A decision on review shall be made and furnished in writing to

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the Claimant. The decision shall be made not later than sixty (60) days after receipt of the request for review. If special circumstances require an extension of time for processing (such as the need to hold a hearing), a decision shall be made and furnished to the Claimant not later than one hundred twenty (120) days after such receipt. If an extension is required, the Claimant shall be notified of such within sixty (60) days after the request for review was filed. The written decision shall include the specific reasons for such decisions, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent provisions of the Plan upon which the decision is based. The decision shall be final and binding upon the Claimant and the Company and all other persons involved. If the decision on review is not furnished within the applicable time period, the claim shall be deemed denied on review.

For the sole purpose of implementing the claims procedure (and not for any other purposes), Chairman shall have the power and authority to construe and interpret the Plan. Notwithstanding anything contained in this Section 9 to the contrary, to the extent a Claimant is a Covered Officer, the IFC Committee shall have the responsibility and authority of the Chairman and the Board under this Section 9.

The scope of any subsequent review of the benefit claim, judicial or otherwise, shall be limited to a determination as to whether the Board acted arbitrarily or capriciously in the exercise of its discretion. In no event shall any such further review be on a de novo basis as the Board has discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

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Exhibit 6

Irwin Mortgage Corporation
Amended and Restated Short Term Incentive Plan

1.	Purpose

The purpose of the Irwin Mortgage Corporation Amended and Restated Short Term Incentive Plan is to support the achievement of the Company’s business and financial goals in order to increase shareholder value by attracting and retaining a high caliber of employees who are capable of improving the Company’s business results. In furtherance of this purpose, the Plan is intended to produce a competitive incentive bonus package that correlates the compensation of such employees with the performance of the Company.

2.	Effective Date

This Short Term Incentive Plan was originally adopted by the Board on February 27, 2002. The Short Term Incentive Plan was amended and restated and approved by the Board on February 20, 2004. Subject to shareholder approval, this Amended and Restated Short Term Incentive Plan shall be effective as of January 1, 2004.

3.	Definitions

a)	AWARD means a payment made pursuant to the Plan at the end of a Performance Period.

b)	BOARD means the Board of Directors of the Company.

c)	CHAIRMAN means the Chairman of the Board.

d)	CODE means the Internal Revenue Code of 1986, as now in effect or as amended.

e)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 8(a) hereof.

f)	COMPANY means Irwin Mortgage Corporation.

g)	COVERED OFFICER means any individual who, on the last day of a taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers” (other than the chief executive officer of IFC), as defined under Code Section 162(m)(3).

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

i)	PERFORMANCE PERIOD means the period of time during which performance is measured pursuant to the Plan, generally including the Company’s fiscal year or such other time periods as are determined by the Committee.

j)	PLAN means the Irwin Mortgage Corporation Amended and Restated Short Term Incentive Plan.

k)	IFC means Irwin Financial Corporation, the Company’s publicly-held parent company.

l)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such short-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall consist of no fewer than two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b 3(b)(3) (or any successor rule) under the Exchange Act.

4.	Eligibility

Participants in the Plan shall be those persons who are both senior officers of the Company and designated by the Committee as eligible participants.

Selection for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Performance Period. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.

5.	Administration

Except for the powers reserved to the Board and to the IFC Committee with respect to the establishment of Award opportunities, performance levels and performance criteria pursuant to Section 6 and the payment and adjustment of Awards pursuant to Section 7, and subject to such orders or resolutions not inconsistent with the Plan’s provisions as may from time to time be issued or adopted by the Board, the Committee shall have full power and authority to construe, interpret and administer the Plan; provided, however, that the Committee in its discretion may from time to time delegate to any officer or officers of the Company any and all authority that it deems necessary or appropriate to carry out the day-to-day administration of the Plan (such officer shall be the “Plan Administrator”), including without limitation the authority to maintain and administer employee records, payroll records, and recordkeeping associated with voluntary deferral of bonuses. All decisions of the Committee shall be final and binding upon all parties, including participants, employees and the Company.

6.	Awards

The Committee shall (i) within 90 days of the beginning of a Performance Period for Covered Officers but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)) and (ii) at such time as it deems appropriate for all other participants (but in no event less frequently than annually), do the following in its sole discretion:

a)	establish a target Award opportunity for each Plan participant for the Performance Period, expressed as a percentage of such participant’s base salary at the end of the Performance Period; and a maximum Award opportunity for each Plan participant for such Performance Period, expressed as a dollar amount (which amount may be equal to the maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year as set forth below times the number of years in such Performance Period); and

2

b)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.

Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the Award opportunities, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days of the beginning of the Performance Period but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)). All such Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Section 162(m).

Upon being established by the Committee (and approved by the IFC Committee, as necessary), the Award opportunities, performance levels and performance criteria for each participant for a given Performance Period shall be set forth in writing and communicated to each such participant (the “Performance Period Schedule”).

After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders

3

no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.

The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Performance Period.

7.	Payment of Awards; Adjustments

a)	At the end of a Performance Period, the amount of the Award payable, if any, shall be determined by the degree to which the Company meets the performance goals set forth in the Performance Period Schedule.

b)	For any Awards payable to Covered Officers, the Committee shall certify prior to any such payment in writing the extent to which the performance goal or goals (and any other material terms) applicable to such Performance Period have been satisfied and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount, and shall submit such written certification to the IFC Committee for its consideration and its written approval.

c)	The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce, but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

d)	A participant’s Award, if any, for each Performance Period shall be paid in cash within sixty (60) days after the close of the Performance Period, provided the participant is in the employ of the Company on the last working day of the Performance Period. For an employee whose employment commences during a Performance Period, a prorated Award will be paid based on the portion of the Performance Period during which he or she was employed by the Company.

e)	If a participant transfers to or from IFC or any affiliate of IFC (other than the Company) at any time during the Performance Period, he or she will be entitled to a prorated Award under the Plan based on the portion of the Performance Period during which he or she was employed by the Company. Any prorated Awards earned will be paid at the same time that other participants’ Awards are paid and shall be based on performance results for the full Performance Period.

f)	An Award is not earned and shall not be paid unless the employee is employed by the Company and on the Company’s payroll at the end of the Performance Period. The Committee may make exceptions to this requirement, in its sole discretion, under circumstances including, but not limited to, retirement, death or disability, or local law requirements where the participant is employed; provided, however, that such Award shall be evaluated by the Committee (and the IFC Committee, if necessary) as set forth in this Section 7 after the conclusion of the relevant Performance Period at the time the

4

Committee (and the IFC Committee, if necessary) generally review achievement of performance goals and Awards to other participants.

g)	There shall be deducted from all payments in respect of an Award made under the Plan any taxes required to be withheld under applicable federal, state or local law.

h)	Any participant may elect to defer all or a portion of his or her Award to be received in respect of a Performance Period by submitting a written request to the Committee on or before January 31 of that Performance Period. The deferral request, which shall be made in a form adopted and approved by the Committee from time to time, must state the amount of Award to be deferred (a dollar amount or a percentage of the Award earned), and the date the deferred Award is to be paid. Regardless of the participant’s election, the deferred Award will be paid no later than the first anniversary of his or her termination of employment. Upon a participant’s death, any deferred Award will be paid to his or her beneficiary designated under the Company’s group life insurance plan unless the participant has submitted an alternative written beneficiary designation under this Plan. Deferred Awards shall be credited with interest from the first day of January of the fiscal year following the fiscal year in which the Award is earned at the national prime rate as reported in The Wall Street Journal on the date interest is credited.

i)	Without limiting the generality of Section 7(h), certain participants identified by the Management Committee of Irwin Ventures LLC may elect to defer a maximum of $25,000 of his or her annual Award to be received in respect of a Performance Period to the Irwin Ventures Co-Investment Fund by submitting a written request to the Committee on or before January 31 of that Performance Period.

8.	Miscellaneous

a)	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. The Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Board and the IFC Committee to adjust Awards pursuant to Section 7(c), no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	SECTION 162(M). It is the interest of the Company that Awards made to Covered Officers under the Plan satisfy the requirements for “performance-based compensation” under Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, the Committee in making Awards to Covered Officers and interpreting the Plan shall be guided by such provisions. In addition, the Plan shall be interpreted and applied in a manner consistent with Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, if a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Section 162(m). Notwithstanding the foregoing, the Company will request that IFC obtain IFC shareholder approval for

5

any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).

c)	NO ASSIGNMENT. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

d)	LIMITATION ON LIABILITIES. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

e)	LIMITATION ON VESTED INTEREST. Awarding a bonus is within the sole discretion of the Committee. No participant has a vested interest in an award under the Plan prior to the end of the Performance Period for which the Award is granted.

f)	EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

g)	UNSECURED GENERAL CREDITORS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

h)	GOVERNING LAW. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law.

9.	Claims Procedure in Case of Dispute

The following claims procedure is hereby established:

a)	INITIAL CLAIM. Any participant or any participant’s beneficiary claiming an Award under the Plan (the “Claimant”) shall present a claim for benefits provided hereunder in writing to the Chairman.

b)	DECISION ON INITIAL CLAIM.

i)	Time Period for Denial Notice. Upon receipt of a claim, the Chairman shall determine whether to grant the claim, deny it or grant it in part. The Chairman’s

6

decision shall be made on the claim as soon as practicable and shall be communicated in writing by the Chairman to the Claimant within a reasonable period after receipt of the claim by the Chairman. In no event shall the decision on an initial claim be given more than ninety (90) days after the date the claim was received by the Chairman, unless, at the Chairman’s sole discretion, an extension of time for processing is granted. If there is an extension, the Claimant shall be notified of such within ninety (90) days of the date the claim was filed. The extension notice shall indicate the reason for the extension. The extension shall not exceed ninety (90) days from the end of the initial response period.

ii)	Contents of Denial Notice. If the claim is wholly or partially denied, the notice of denial shall indicate in a manner calculated to be understood by the Claimant:

(1)	The specific reason(s) for the denial;

(2)	The specific references to pertinent Plan provisions on which the denial is based;

(3)	A description of additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(4)	An explanation of the Plan’s claim review procedure as outlined in Sections 9.c and 9d.

iii)	Deemed Denied. If written notice of the decision wholly or partially denying the claim has not been furnished within ninety (90) days after the claim is filed or there has been an extension and no notice of a decision is furnished by the end of the extension period, and if the claim has not been granted within such period, the claim shall be deemed denied as of the end of the ninety (90) day or one hundred eighty (180) day period for purposes of proceeding to the review stage described Sections 9.c and 9.d.

c)	REVIEW OF DENIED CLAIM. If a Claimant receives a notice of denial or his or her claim is deemed denied pursuant to Section 9.b above, the Claimant may request a review of the claim. The request for review is made by delivering or mailing a written request for review, prepared by either the Claimant or his or her authorized representative, to the Board. The Claimant’s request for review must be made within ninety (90) days of receipt of notice of denial or deemed denial. In no event shall the Claimant have less than ninety (90) days after receipt of the notice of denial to request review of the denial. If the written request for review is not made on a timely basis, the Claimant shall be deemed to waive his or her right to review and shall have no further remedy under this Plan or otherwise. The Claimant or his or her duly authorized representative may, at or after the time of making the request, review all pertinent documents and submit issues and comments in writing.

d)	DECISION ON REVIEW. A review shall be made by the Board after receipt of a timely filed request for review. A decision on review shall be made and furnished in writing to

7

the Claimant. The decision shall be made not later than sixty (60) days after receipt of the request for review. If special circumstances require an extension of time for processing (such as the need to hold a hearing), a decision shall be made and furnished to the Claimant not later than one hundred twenty (120) days after such receipt. If an extension is required, the Claimant shall be notified of such within sixty (60) days after the request for review was filed. The written decision shall include the specific reasons for such decisions, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent provisions of the Plan upon which the decision is based. The decision shall be final and binding upon the Claimant and the Company and all other persons involved. If the decision on review is not furnished within the applicable time period, the claim shall be deemed denied on review.

For the sole purpose of implementing the claims procedure (and not for any other purposes), Chairman shall have the power and authority to construe and interpret the Plan. Notwithstanding anything contained in this Section 9 to the contrary, to the extent a Claimant is a Covered Officer, the IFC Committee shall have the responsibility and authority of the Chairman and the Board under this Section 9.

The scope of any subsequent review of the benefit claim, judicial or otherwise, shall be limited to a determination as to whether the Board acted arbitrarily or capriciously in the exercise of its discretion. In no event shall any such further review be on a de novo basis as the Board has discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

8

Exhibit 7

Irwin Union Bank and Trust Company
Amended and Restated Short Term Incentive Plan

1.	Purpose

The purpose of the Irwin Union Bank and Trust Company Amended and Restated Short Term Incentive Plan is to support the achievement of the Company’s business and financial goals in order to increase shareholder value by attracting and retaining a high caliber of employees who are capable of improving the Company’s business results. In furtherance of this purpose, the Plan is intended to produce a competitive incentive bonus package that correlates the compensation of such employees with the performance of the Company.

2.	Effective Date

This Short Term Incentive Plan was originally adopted by the Board on February 27, 2002. The Short Term Incentive Plan was amended and restated and approved by the Board on February 20, 2004. Subject to shareholder approval, this Amended and Restated Short Term Incentive Plan shall be effective as of January 1, 2004.

3.	Definitions

a)	AWARD means a payment made pursuant to the Plan at the end of a Performance Period.

b)	BOARD means the Board of Directors of the Company.

c)	CHAIRMAN means the Chairman of the Board.

d)	CODE means the Internal Revenue Code of 1986, as now in effect or as amended.

e)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 8(a) hereof.

f)	COMPANY means Irwin Union Bank and Trust Company.

g)	COVERED OFFICER means any individual who, on the last day of a taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers” (other than the chief executive officer of IFC), as defined under Code Section 162(m)(3).

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

i)	PERFORMANCE PERIOD means the period of time during which performance is measured pursuant to the Plan, generally including the Company’s fiscal year or such other time periods as are determined by the Committee.

j)	PLAN means the Irwin Union Bank and Trust Company Amended and Restated Short Term Incentive Plan.

k)	IFC means Irwin Financial Corporation, the Company’s publicly-held parent company.

l)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such short-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall consist of no fewer than two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act.

4.	Eligibility

Participants in the Plan shall be those persons who are both senior officers of the Company and designated by the Committee as eligible participants.

Selection for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Performance Period. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.

5.	Administration

Except for the powers reserved to the Board and to the IFC Committee with respect to the establishment of Award opportunities, performance levels and performance criteria pursuant to Section 6 and the payment and adjustment of Awards pursuant to Section 7, and subject to such orders or resolutions not inconsistent with the Plan’s provisions as may from time to time be issued or adopted by the Board, the Committee shall have full power and authority to construe, interpret and administer the Plan; provided, however, that the Committee in its discretion may from time to time delegate to any officer or officers of the Company any and all authority that it deems necessary or appropriate to carry out the day-to-day administration of the Plan (such officer shall be the “Plan Administrator”), including without limitation the authority to maintain and administer employee records, payroll records, and recordkeeping associated with voluntary deferral of bonuses. All decisions of the Committee shall be final and binding upon all parties, including participants, employees and the Company.

6.	Awards

The Committee shall (i) within 90 days of the beginning of a Performance Period for Covered Officers but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)) and (ii) at such time as it deems appropriate for all other participants (but in no event less frequently than annually), do the following in its sole discretion:

a)	establish a target Award opportunity for each Plan participant for the Performance Period, expressed as a percentage of such participant’s base salary at the end of the Performance Period; and a maximum Award opportunity for each Plan participant for such Performance Period, expressed as a dollar amount (which amount may be equal to the maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year as set forth below times the number of years in such Performance Period); and

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b)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.

Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the Award opportunities, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days of the beginning of the Performance Period but in no event after 25 percent of such Performance Period has elapsed (or such other time as is consistent with the requirements of Section 162(m)). All such Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Section 162(m).

Upon being established by the Committee (and approved by the IFC Committee, as necessary), the Award opportunities, performance levels and performance criteria for each participant for a given Performance Period shall be set forth in writing and communicated to each such participant (the “Performance Period Schedule”).

After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders

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no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.

The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single year shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Performance Period.

7.	Payment of Awards; Adjustments

a)	At the end of a Performance Period, the amount of the Award payable, if any, shall be determined by the degree to which the Company meets the performance goals set forth in the Performance Period Schedule.

b)	For any Awards payable to Covered Officers, the Committee shall certify prior to any such payment in writing the extent to which the performance goal or goals (and any other material terms) applicable to such Performance Period have been satisfied and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount, and shall submit such written certification to the IFC Committee for its consideration and its written approval.

c)	The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce, but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

d)	A participant’s Award, if any, for each Performance Period shall be paid in cash within sixty (60) days after the close of the Performance Period, provided the participant is in the employ of the Company on the last working day of the Performance Period. For an employee whose employment commences during a Performance Period, a prorated Award will be paid based on the portion of the Performance Period during which he or she was employed by the Company.

e)	If a participant transfers to or from IFC or any affiliate of IFC (other than the Company) at any time during the Performance Period, he or she will be entitled to a prorated Award under the Plan based on the portion of the Performance Period during which he or she was employed by the Company. Any prorated Awards earned will be paid at the same time that other participants’ Awards are paid and shall be based on performance results for the full Performance Period.

f)	An Award is not earned and shall not be paid unless the employee is employed by the Company and on the Company’s payroll at the end of the Performance Period. The Committee may make exceptions to this requirement, in its sole discretion, under circumstances including, but not limited to, retirement, death or disability, or local law requirements where the participant is employed; provided, however, that such Award shall be evaluated by the Committee (and the IFC Committee, if necessary) as set forth in this Section 7 after the conclusion of the relevant Performance Period at the time the

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Committee (and the IFC Committee, if necessary) generally review achievement of performance goals and Awards to other participants.

g)	There shall be deducted from all payments in respect of an Award made under the Plan any taxes required to be withheld under applicable federal, state or local law.

h)	Any participant may elect to defer all or a portion of his or her Award to be received in respect of a Performance Period by submitting a written request to the Committee on or before January 31 of that Performance Period. The deferral request, which shall be made in a form adopted and approved by the Committee from time to time, must state the amount of Award to be deferred (a dollar amount or a percentage of the Award earned), and the date the deferred Award is to be paid. Regardless of the participant’s election, the deferred Award will be paid no later than the first anniversary of his or her termination of employment. Upon a participant’s death, any deferred Award will be paid to his or her beneficiary designated under the Company’s group life insurance plan unless the participant has submitted an alternative written beneficiary designation under this Plan. Deferred Awards shall be credited with interest from the first day of January of the fiscal year following the fiscal year in which the Award is earned at the national prime rate as reported in The Wall Street Journal on the date interest is credited.

i)	Without limiting the generality of Section 7(h), certain participants identified by the Management Committee of Irwin Ventures LLC may elect to defer a maximum of $25,000 of his or her annual Award to be received in respect of a Performance Period to the Irwin Ventures Co-Investment Fund by submitting a written request to the Committee on or before January 31 of that Performance Period.

8.	Miscellaneous

a)	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. The Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Board and the IFC Committee to adjust Awards pursuant to Section 7(c), no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	SECTION 162(M). It is the interest of the Company that Awards made to Covered Officers under the Plan satisfy the requirements for “performance-based compensation” under Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, the Committee in making Awards to Covered Officers and interpreting the Plan shall be guided by such provisions. In addition, the Plan shall be interpreted and applied in a manner consistent with Code Section 162(m) and the Treasury Regulations promulgated thereunder. Therefore, if a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Section 162(m). Notwithstanding the foregoing, the Company will request that IFC obtain IFC shareholder approval for

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any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).

c)	NO ASSIGNMENT. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

d)	LIMITATION ON LIABILITIES. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

e)	LIMITATION ON VESTED INTEREST. Awarding a bonus is within the sole discretion of the Committee. No participant has a vested interest in an award under the Plan prior to the end of the Performance Period for which the Award is granted.

f)	EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

g)	UNSECURED GENERAL CREDITORS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

h)	GOVERNING LAW. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law.

9.	Claims Procedure in Case of Dispute

The following claims procedure is hereby established:

a)	INITIAL CLAIM. Any participant or any participant’s beneficiary claiming an Award under the Plan (the “Claimant”) shall present a claim for benefits provided hereunder in writing to the Chairman.

b)	DECISION ON INITIAL CLAIM.

i)	Time Period for Denial Notice. Upon receipt of a claim, the Chairman shall determine whether to grant the claim, deny it or grant it in part. The Chairman’s

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decision shall be made on the claim as soon as practicable and shall be communicated in writing by the Chairman to the Claimant within a reasonable period after receipt of the claim by the Chairman. In no event shall the decision on an initial claim be given more than ninety (90) days after the date the claim was received by the Chairman, unless, at the Chairman’s sole discretion, an extension of time for processing is granted. If there is an extension, the Claimant shall be notified of such within ninety (90) days of the date the claim was filed. The extension notice shall indicate the reason for the extension. The extension shall not exceed ninety (90) days from the end of the initial response period.

ii)	Contents of Denial Notice. If the claim is wholly or partially denied, the notice of denial shall indicate in a manner calculated to be understood by the Claimant:

(1)	The specific reason(s) for the denial;

(2)	The specific references to pertinent Plan provisions on which the denial is based;

(3)	A description of additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(4)	An explanation of the Plan’s claim review procedure as outlined in Sections 9.c and 9d.

iii)	Deemed Denied. If written notice of the decision wholly or partially denying the claim has not been furnished within ninety (90) days after the claim is filed or there has been an extension and no notice of a decision is furnished by the end of the extension period, and if the claim has not been granted within such period, the claim shall be deemed denied as of the end of the ninety (90) day or one hundred eighty (180) day period for purposes of proceeding to the review stage described Sections 9.c and 9.d.

c)	REVIEW OF DENIED CLAIM. If a Claimant receives a notice of denial or his or her claim is deemed denied pursuant to Section 9.b above, the Claimant may request a review of the claim. The request for review is made by delivering or mailing a written request for review, prepared by either the Claimant or his or her authorized representative, to the Board. The Claimant’s request for review must be made within ninety (90) days of receipt of notice of denial or deemed denial. In no event shall the Claimant have less than ninety (90) days after receipt of the notice of denial to request review of the denial. If the written request for review is not made on a timely basis, the Claimant shall be deemed to waive his or her right to review and shall have no further remedy under this Plan or otherwise. The Claimant or his or her duly authorized representative may, at or after the time of making the request, review all pertinent documents and submit issues and comments in writing.

d)	DECISION ON REVIEW. A review shall be made by the Board after receipt of a timely filed request for review. A decision on review shall be made and furnished in writing to

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the Claimant. The decision shall be made not later than sixty (60) days after receipt of the request for review. If special circumstances require an extension of time for processing (such as the need to hold a hearing), a decision shall be made and furnished to the Claimant not later than one hundred twenty (120) days after such receipt. If an extension is required, the Claimant shall be notified of such within sixty (60) days after the request for review was filed. The written decision shall include the specific reasons for such decisions, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent provisions of the Plan upon which the decision is based. The decision shall be final and binding upon the Claimant and the Company and all other persons involved. If the decision on review is not furnished within the applicable time period, the claim shall be deemed denied on review.

For the sole purpose of implementing the claims procedure (and not for any other purposes), Chairman shall have the power and authority to construe and interpret the Plan. Notwithstanding anything contained in this Section 9 to the contrary, to the extent a Claimant is a Covered Officer, the IFC Committee shall have the responsibility and authority of the Chairman and the Board under this Section 9.

The scope of any subsequent review of the benefit claim, judicial or otherwise, shall be limited to a determination as to whether the Board acted arbitrarily or capriciously in the exercise of its discretion. In no event shall any such further review be on a de novo basis as the Board has discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

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DETACH HERE

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IRWIN FINANCIAL CORPORATION

Proxy for Annual Meeting of Shareholders
Proxy Solicited on Behalf of the Board of Directors

    The undersigned does hereby nominate, constitute, and appoint William I. Miller the true and lawful Proxy of the undersigned to attend the Annual Meeting of the Shareholders of the Corporation, to be held at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike, Columbus, Indiana, on Thursday, April 8, 2004, at 4:00 p.m. (Columbus time), or at any adjournment of the meeting, and to vote all shares of the Corporation that the undersigned is entitled to vote upon the matters referred to in this proxy and in the notice of the meeting to the same extent and with all the powers the undersigned would possess if personally present and voting at the meeting or at any adjournment of it, and the Proxy is directed to:

(The Board of Directors recommends a VOTE FOR this proposal.)

(1)	The election of the 3 directors listed below, whose terms of office shall expire as indicated.

☐ Vote FOR	☐ or WITHHOLD AUTHORITY to vote for

Sally A. Dean (2007);  William H. Kling (2007);  Lance R. Odden (2007)

Instructions: to withhold authority to vote for any individual nominee, print that nominee’s name in the space provided below.

(2)	Vote FOR ☐ or AGAINST ☐ or ABSTAIN from voting for ☐ the amendments to the Irwin Financial Corporation 2001 Stock Plan. (The Board of Directors recommends a VOTE FOR this proposal.)

(3)	Vote FOR ☐ or AGAINST ☐ or ABSTAIN from voting for ☐ the amendment to the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan. (The Board of Directors recommends a VOTE FOR this proposal.)

(4)	Vote FOR ☐ or AGAINST ☐ or ABSTAIN from voting for ☐ the Irwin Financial Corporation Short Term Incentive Program. (The Board of Directors recommends a VOTE FOR this proposal.)

(5)	Vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(Continued on other side)

DETACH HERE

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(Continued from other side)

    This proxy will be voted as you specify on this proxy card. If no specification is made, the Shares represented by the proxy will be voted FOR the Directors named in the proxy statement, FOR the approval of the amendments to the Irwin Financial Corporation 2001 Stock Plan, FOR the approval of an amendment to the Irwin Financial Corporation 1999 Outside Director Restricted Stock Compensation Plan, FOR the approval of the Irwin Financial Corporation Short Term Incentive Program, and the Proxies may vote in their discretion upon such other matters as properly may come before the meeting or any adjournment of it.

        The undersigned acknowledges receipt of notice of the meeting and the accompanying proxy statement and hereby revokes all proxies heretofore given by the undersigned for the meeting.

        This proxy may be revoked at any time prior to voting it.

Dated	____________________ , 2004

Please sign exactly as name(s) appear(s) here.

(If there are two or more co-owners, all must sign.)

Important: Please sign, date, and return this proxy promptly in the enclosed envelope. No postage required if mailed in the United States.)